EXHIBIT 10.26

PORTIONS  OF  THIS  EXHIBIT  HAVE  BEEN  OMITTED   (BASED  UPON  A  REQUEST  FOR
CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                NETCENTIVES INC.

                     INCENTIVES MANAGEMENT PROGRAM AGREEMENT


         This Incentives Management Program Agreement (the "Agreement") is entered into between Netcentives Inc., a Delaware corporation with offices at 475 Brannan Street, San Francisco, California 94107 ("Netcentives") and ValueStar, Inc., a California corporation with offices at 360 22nd Street, Suite 210, Oakland, California 94612 ("ValueStar") and shall be effective for all purposes as of May 9, 2000 (the "Effective Date").

                                    RECITALS

         WHEREAS, Netcentives has developed an Internet-based, custom loyalty program based on a private currency, administered by Netcentives on behalf of a client, in which points or incentives are awarded to Internet end-users (the "Incentives Management System");

         WHEREAS, ValueStar maintains a site on the Internet at http://www.valuestar.com (the "ValueStar Site") and other properties owned or managed by ValueStar, which provides an online customer satisfaction rating service for local service and professional businesses to Internet end-users;

         WHEREAS, ValueStar wishes to implement a web-based loyalty incentives program as set forth herein;

         WHEREAS, Netcentives wishes to license the Incentives Management System to ValueStar, and ValueStar wishes to license the Incentives Management System from Netcentives; and

         NOW THEREFORE, in consideration of the foregoing and the mutual consideration provided for herein, the parties hereby agree as follows:

                                    SECTION I
                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the following meanings:

         1.1 "Affiliate" of an entity means any other entity that controls, is controlled by or is under common control with such entity, where "control" means having the right to vote a majority of the shares of voting stock of such entity.

         1.2 "Breakage" means the Redemption Point Value of Points which have been credited to a Consumer Account, but which have expired prior to redemption for a Reward.

         1.3 "Business Days" means any weekday other than one on which California banks are required or authorized to remain closed.

         1.4 "ClickMiles" means the currency of the ClickRewards Program.

         1.5 "ClickRewards Program" means the branded consumer loyalty network provided by Netcentives which is currently located at www.clickrewards.com, in which end users can accrue ClickMiles and redeem them for a variety of goods and services.

         1.6 "Confidential Information" means any proprietary information, technical data, or know-how, including, but not limited to, that which relates to Consumers, research, product plans, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing or finances of a party, and any other information which is (A) reasonably understood to be confidential and proprietary, (B) designated in writing to be confidential or proprietary, or (C) if given orally, is identified in writing as confidential or proprietary within 30 days of the time of disclosure. Confidential Information does not include information, technical data or know-how which (i) is rightfully in the possession of the receiving party at the time of disclosure, (ii) prior to or following the time of disclosure becomes part of the public domain through no fault of the receiving party hereunder, or (iii) is approved by the disclosing party, in writing, for release.

         1.7 "Consumer Account" means the Points deposit account held by Netcentives for the benefit of a Consumer, which holds such Consumer's Points until such Points are redeemed or expired.

         1.8 "Consumer(s)" means Members together with End-Users.

         1.9 "Contract Year" means the one year period beginning on the Launch Date, and each consecutive one year period thereafter during the Term.

         1.10 "Direct Competitor of Netcentives" means: (a) any entity listed in Exhibit J, and/or (b) any Affiliate of any entity listed in Exhibit J.
Netcentives may amend Exhibit J no more than once per Quarter with ValueStar's prior written consent, which will not be unreasonably withheld or delayed.

         1.11 "Direct Competitor of ValueStar" means: (a) any entity listed in Exhibit K, and/or (b) any Affiliate of any entity listed in Exhibit K. ValueStar may amend Exhibit K no more than once per Quarter with Netcentives' prior written consent, which will not be unreasonably withheld or delayed.

         1.12 "Earn Catalog" means the catalog of Points earning opportunities, which includes a description of each Qualifying Activity (including product purchase price or action required) and the number of Points to be awarded for each Qualifying Activity.

         1.13 "End-User" means any Internet end-user, who is not a Member, that transacts with ValueStar pursuant to a Promotion.

         1.14  "Guaranteed   Commitment"  means  ValueStar's   minimum  payments
commitment set forth in Section 4.6 below.

         1.15 "Launch Date" means the first day on which the ValueStar Program is implemented and made available for Consumer participation.

         1.16 "Licensed Software" means the Netcentives Inc. Incentives Management Services Client Software, in object code form only, made available to ValueStar by Netcentives, and any documentation provided therewith. The term "Licensed Software" shall also include source code solely to the extent Netcentives, in its sole discretion, provides source code to ValueStar.

         1.17 "Manual" means the guide published by Netcentives, as amended from time to time, subject to ValueStar's prior consent, not to be unreasonably withheld or delayed, currently entitled "Incentives Management System Policy Manual," which contains the operating restrictions on Promotions, as well as security provisions and customer service policies for both ValueStar and Netcentives, a copy of which (effective as of the Effective Date) is attached hereto as Exhibit B.

         1.18 "Master Account" means ValueStar's primary Points deposit account, which holds all Points purchased by ValueStar until such Points are transferred to a Promotion Account.

         1.19 "Member Data" means the personal information relating to Members, including Member names and e-mail addresses, and other personal identifying information relating to Members.

         1.20 "Member Information Database" means the database containing Member information, including the Member Data and a frequency database storing information relating to Consumer Accounts, including Point balances.

         1.21 "Member" means any individual enrolled in and in good standing with the ValueStar Program.

         1.22 "Minting" means the process by which Netcentives creates Points and credits such Points to ValueStar's Master Account.

         1.23 "Netcentives Marks" means the trademarks and logos of Netcentives set forth in Exhibit A2 attached hereto, as the same may be amended by Netcentives from time to time upon notice to ValueStar.

         1.24 "Netcentives Site" means Netcentives' corporate web site currently located at http://www.netcentives.com, and any successor and mirror sites thereof.

         1.25 "Patents" means United States Patent #5,774,870, issued June 30, 1998, entitled "Fully Integrated, On-Line Interactive Frequency and Award Redemption Program", and United States Patent #6,009,412, issued December 28, 1999, entitled "Fully Integrated, On-Line Interactive Frequency and Award Redemption Program".

         1.26 "Points" means the points accrued by Consumers under the ValueStar Program.

         1.27 "Promotion Account" means the Points deposit account, held by Netcentives for the benefit of ValueStar or a ValueStar Merchant, which holds all Points for a specific Promotion until such Points are distributed to a Consumer, or following the scheduled expiration of a Promotion, transferred back into the Master Account.

         1.28 "Promotion" means a promotional or incentive program conducted by ValueStar or by a ValueStar Merchant for the issuance of Points to Consumers.

         1.29 "Qualifying Activity" means the activity (ies) for which Points are awarded to Consumers in exchange for their participation in a Promotion, which may include, without limitation, the online or off-line purchase of products or services from ValueStar or ValueStar Merchants, or the fulfillment of a given activity such as registration for a service offered by ValueStar or ValueStar Merchants.

         1.30 "Quarter" means the three (3) month period beginning on the first day of the first Contract Year, and each consecutive three month period thereafter during the Term.

         1.31 "Redemption Price" for a Reward means the number of Points required to redeem such Reward as set forth in Section 3.6(C).

         1.32 "Reversals and Adjustments" means the return transfer to a ValueStar Account of all (for Reversals) or a portion (for Adjustments) of Points previously awarded to a Consumer Account pursuant to a Promotion.

         1.33 "Reward(s)" means awards, which may be goods and/or services, for which Consumers may redeem Points.

         1.34 "Rewards Catalog" means the catalog of Rewards, which contains descriptions of the Rewards and the Redemption Price for each Reward.

         1.35 "RPV" or "Redemption Point Value" means the value per Point that a Member receives upon redemption for Rewards.

         1.36 The "Sale" of a party means the sale by such party of all or substantially all of its assets to another entity, or the acquisition of such party by another entity by means of merger, consolidation or other transaction as a result of which shareholders of such party immediately prior to such transaction no longer hold a majority of voting power of such party, after such sale, merger, consolidation, or other transaction.

         1.37 "Software License" means the royalty-free license agreement for use of the Licensed Software, entitled "Netcentives Inc. Incentives Management System Client Software License Agreement", attached hereto as Exhibit E.

         1.38 "Term" shall have the meaning given it in Section 5.1 of this Agreement.

         1.39 "ValueStar's Account(s)" means, collectively, the Master Account and all Promotion Accounts held by Netcentives for the benefit of ValueStar pursuant to this Agreement.

         1.40 "ValueStar Marks" means the trademarks and logos of ValueStar set forth in Exhibit A1 attached hereto, as the same may be amended by ValueStar from time to time upon notice to Netcentives.

         1.41 "ValueStar Merchant" means a third party participant in the ValueStar Program who has entered into a binding agreement with ValueStar for the purchase and distribution of Points to Consumers pursuant to Promotions.

         1.42 "ValueStar Partners" means collectively the ValueStar Merchants and the ValueStar Suppliers.

         1.43 "ValueStar Program" means the Incentives Management System, implemented and maintained by Netcentives on behalf of ValueStar.

         1.44 "ValueStar Properties" means all properties, ventures and services worldwide marketed under the ValueStar Brand Features including, without limitation, the ValueStar Site and all other properties, ventures and services which ValueStar owns, operates, or manages during the Term.

         1.45 "ValueStar Supplier" means a third party who has entered into a binding agreement with ValueStar to supply Rewards for the ValueStar Program.



                                   SECTION II
                               TECHNOLOGY LICENSES

         2.1 Patent License. During the term of this Agreement, and subject to the terms and conditions contained herein, Netcentives hereby grants to ValueStar a non-exclusive, non-transferable license (without the right to sublicense) under the Patents, to use, operate and display the Incentives Management System on the web pages of the ValueStar Site solely to the extent necessary to fulfill its obligations related to operation of the ValueStar Program, and strictly in accordance with the terms of this Agreement. ValueStar agrees to display a notice of the patent license ("Licensed under U.S. Patent Nos. 5,774,870 and 6,009,412", or similar language), in a prominent place on the primary web pages of the ValueStar Program, to the extent necessary for Netcentives to satisfy the notice requirements set forth in 35 U.S.C. ss.287 and applicable case law.

         2.2 Software License. ValueStar agrees that it shall execute the Software License on the Effective Date of this Agreement. In the case of any conflict between this Agreement and the Software License, this Agreement shall control.

         2.3 ValueStar Merchant Software. Netcentives shall either deliver or make available the Licensed Software to each ValueStar Merchant, subject to the prior execution by such ValueStar Merchant of the Netcentives Inc. Incentives Management System Client Software License Agreement, in the form set forth in Exhibit H, attached hereto (the "Merchant Software License"). ValueStar will provide the Netcentives legal department with executed copies of the Merchant Software License Agreement prior to requesting the delivery of the Licensed Software to a given ValueStar Merchant.



                                   SECTION III
               VALUESTAR PROGRAM IMPLEMENTATION AND ADMINISTRATION

         3.1  Launch.  ValueStar  shall  deliver the  deliverables  set forth in
Exhibit I in accordance with the schedule and requirements set forth therein. Subject to ValueStar's timely delivery of such deliverables in accordance with the schedule and requirements set forth in Exhibit I, Netcentives agrees to deliver the deliverables set forth on Exhibit L (the "Netcentives Deliverables") in accordance with the schedule set forth therein. The parties each agree to use all commercially reasonable efforts to implement and launch the ValueStar Program by June 30, 2000, or such other date as may be mutually agreed upon by the parties (the "Target Launch Date").

         3.2 Branding. The ValueStar Program will be named "ValueStar Ratings Rewards". ValueStar shall retain all ownership rights in and to such name, together with all intellectual property rights therein. On any web pages of the ValueStar Properties associated with the (i) registration of Members, (ii) redemption of Points by Members, (iii) a description of the ValueStar Program, and (iv) other appropriate pages mutually agreed to by the parties, including without limitation the Earn Catalog (collectively, the "ValueStar Program Pages"), Netcentives shall receive an attribution stating "Powered by Netcentives" or some similar, mutually agreeable language. The placement and prominence of such attribution shall be comparable to that of other primary ValueStar partners within the ValueStar Site.

         3.3 Points.


                  (A) Point Value. The Redemption Point Value (RPV) shall be deemed to be *****. This RPV may not be changed without the prior written approval of Netcentives.

                  (B) No Exchange for Cash. Subject to Section 3.3(C) below, Points distributed to Consumers may not be refunded or exchanged for cash value or for any other currency, except as agreed in writing by both parties in advance on a case-by-case basis.

                  (C) Redemption of Points for ClickMiles.

                      (i) Consumers may redeem Points for ClickMiles. As of the Effective Date, ClickMiles are redeemable for frequent flyer miles on certain airlines, in addition to merchandise. Notwithstanding the foregoing, ValueStar acknowledges that the redemption of ClickMiles for frequent flier miles and/or certain merchandise may be subject to additional restrictions, and redemption options generally available in exchange for ClickMiles may not be available for ClickMiles received through redemption of Points in connection with this Agreement. Netcentives will use commercially reasonable efforts to provide notice to ValueStar of such restrictions prior to implementation of ValueStar promotions. Redemption options with respect to ClickMiles may be subject to the approval of the applicable supplier. Where supplier approval is necessary, Netcentives will use reasonable commercial efforts to obtain it. Any use of airline trademarks and names will be subject to the airline's prior written approval. Netcentives reserves the right to make changes to the goods and services in the ClickRewards Program redemption catalog at its sole discretion. Any text regarding ClickMiles and ClickRewards appearing on the ValueStar Properties is subject to Netcentives' prior written approval. ValueStar will provide information regarding the ClickRewards Program, the text of which will be provided by Netcentives subject to ValueStar's reasonable approval, which will be included prominently near the ClickMiles redemption opportunity.


* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                      (ii) The conversion rate for ValueStar Points to ClickMiles will be as follows: one (1) ClickMile may be obtained through the Rewards Catalog in exchange for the number of Points whose total RPV equals ***** (the "Conversion Price"). Members may obtain one (1) ClickMile through the Rewards Catalog in exchange for the number of Points whose total RPV equals $ ***** (the "Member Conversion Price"), and ValueStar shall pay Netcentives the difference between the Conversion Price and the Member Conversion Price for any Points converted to ClickMiles.

                  (D) Expiration of Points. Subject to Sections 5.3 - 5.5, Points will expire on December 31 of the calendar year that is ***** years after the year in which such Points were earned and transferred from the applicable Promotion Account to the applicable Consumer Account. (For example, Points earned and transferred from the applicable Promotion Account to the applicable Consumer Account on ***** will expire on *****.)

                  (E) Cancellation of Points. Any Points which are not distributed to a Consumer Account within ***** months after the date such Points are Minted shall be cancelled ("Cancelled Points"). Upon any such cancellation, the number of the Cancelled Points shall be deducted from the Master Account balance or any applicable Promotion Account balance.

                  (F) Manual. The terms of the Manual shall at all times govern the conduct of Promotions and the distribution of Points, and are hereby incorporated herein by reference. In the case of any conflict between this Agreement and the Manual, this Agreement shall control.

                  (G) Distribution of Points. ValueStar shall only award Points to Consumers in exchange for their participation in Promotions, and in accordance with the terms of the Manual.

         3.4 Promotions.

                  (A) Implementation of Promotions. For each new Promotion, ValueStar will submit to Netcentives in writing the information necessary for Netcentives to implement such Promotion at least twenty (20) Business Days prior to the launch of such Promotion. Such information will include: the number of Points to be deposited initially in the Promotion Account, an approximation of the number of Points to be awarded during the Promotion, the start and end dates of the Promotion, a description of the Qualifying Activity, the maximum number of Points to be awarded pursuant to the Promotion, and any other information reasonably necessary for the secure operation of the Promotion. Netcentives will supply promotion codes to ValueStar or to the applicable ValueStar Merchants, as set forth in the Manual. Such codes will be used in processing transactions and generating reports.




* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                  (B) Nonconforming Promotions. In the event that ValueStar requests that Netcentives implement or administer Promotions which do not substantially conform to the standard Promotion types listed in Exhibit F, Netcentives will notify ValueStar within a reasonable time of an estimate of the additional administration and/or set-up to implement such Promotion. ValueStar will notify Netcentives within a reasonable time whether it wishes to implement such Promotion, and pay such additional fees. ValueStar agrees that Netcentives will not be responsible for, nor liable for any losses or damages, relating to any award, redemption, or conversion of Points arising out of a fraudulent or invalid Qualifying Activity with regard to Promotions: (i) that do not conform to those set forth in Exhibit F; or (ii) that contain a proposed Qualifying
Activity that does not require sufficient authentication of the Consumer as a unique user in accordance with Netcentives' security and validation practices.

                  (C) Fees for  Promotions.  Any fees  payable  pursuant to this
Section 3.4 shall be due thirty (30) days following receipt by ValueStar of Netcentives' invoice.

         3.5 ValueStar Merchants and Members.

                  (A) Merchants. ValueStar may, at its option, provide ValueStar Merchants with the right to award Points to Consumers pursuant to Section 4.7(C) below. Any such award of Points by a ValueStar Merchant or other participation in the ValueStar Program by a ValueStar Merchant must be pursuant to a written agreement between ValueStar and such ValueStar Merchant (the "ValueStar Merchant Agreement"). ValueStar agrees that the ValueStar Merchant Agreement will: (i) be consistent with the terms of this Agreement; (ii) require the ValueStar Merchant to execute and comply with the terms of the Merchant Software License; and (iii) require the ValueStar Merchant to comply with the terms of the Manual. Netcentives makes no representations and assumes no liability for the sufficiency or enforceability of the ValueStar Merchant Agreement. ValueStar shall be solely responsible for any failure by a ValueStar Merchant to comply with the Merchant Software License, the Manual, the applicable ValueStar Merchant Agreement, or the terms of this Agreement. Notwithstanding this Section 3.5(A), as between ValueStar and the ValueStar Merchants, all Points are deemed to be owned by ValueStar. ValueStar acknowledges and agrees that Netcentives shall have the right to act on Point deposit requests received from ValueStar or any ValueStar Merchants which comply with the Manual and which reasonably appear to be valid, and Netcentives shall not be liable in any manner for complying with such deposit requests.

                  (B) Members. ValueStar agrees that membership in the ValueStar Program, and accrual and redemption of Points by Members or Consumers, will be subject to a Member agreement, the form of which shall be approved by Netcentives (the "ValueStar Member Agreement"), and to all applicable laws and regulations. Upon request, Netcentives will provide ValueStar with a sample merchant and/or member agreement; however, Netcentives makes no representations and assumes no liability for the sufficiency or enforceability of such samples, or for the ValueStar Member Agreement.

                  (C)  Netcentives'   Obligations.   Netcentives  shall  perform
Standard  Integrations for ValueStar Partners as set forth in Section 4.9(A) and
(B) below.

                  (D) ValueStar's Obligations. ValueStar shall be responsible for all aspects of billing, collection, sales, and marketing relationships with ValueStar Merchants. ValueStar acknowledges and agrees that Netcentives shall act on ValueStar's instructions with respect to ValueStar Merchants' Promotions and Promotion Accounts (including without limitation, funding and termination of such Promotion Accounts), and that Netcentives will not be liable in any manner for complying with such instructions. Notwithstanding the foregoing, Netcentives shall be under no obligation to follow ValueStar's instructions to transfer Points to any Promotion Account(s) or to award Points to any Consumer, where the Master Account balance contains an insufficient amount of Points.

         3.6 Rewards Redemption.

                  (A) Rewards Catalog. Pursuant to the Consulting Services Agreement (as defined in Section 3.10 below), ValueStar will engage Netcentives to provide the strategy and design work for the Rewards Catalog. Netcentives also will be responsible for the set-up of a basic Rewards Catalog. As of the Launch Date, the Rewards Catalog shall include, subject to any applicable restrictions, up to ***** Reward options from existing Netcentives suppliers and other suppliers for whom Netcentives has completed the necessary technical integration prior to the Launch Date.

                  (B) Rewards Suppliers. Netcentives shall be primarily responsible for acquiring goods and services for inclusion in the Rewards Catalog, although ValueStar may also acquire such goods and services for the Rewards Catalog. Suppliers of Rewards must sign a binding contract with Netcentives or ValueStar, as the case may be, on terms substantially similar to Netcentives' standard ClickRewards supplier contract, an example of which is attached hereto as Exhibit G (the "Supplier Agreement"). In addition, ValueStar may contribute its own products and services as Rewards for the Rewards Catalog (including without limitation its own gift certificates that may be used at ValueStar Merchants), provided that Netcentives receives the Guaranteed Margin as set forth in Section 3.6(C) for each such Reward. ValueStar agrees that it shall execute the Supplier Agreement on the Effective Date of this Agreement. In the case of any conflict between this Agreement and the Supplier Agreement, this Agreement shall control.

                  (C) Pricing of Rewards. The Redemption Price for a Reward will be the sum of: (i) the *****, (ii) shipping, handling and other fulfillment costs (to the extent not paid by the supplier) to be mutually agreed to by the parties but in no event less than the actual out-of-pocket costs to the party sourcing the Reward, and (iii) any additional costs (including without limitation all applicable taxes and/or import tariffs), which sum shall then be divided by the RPV. Notwithstanding the foregoing, Netcentives reserves the right to adjust the Redemption Price for any Reward from any source to ensure that Netcentives receives a guaranteed margin (the "Guaranteed Margin") for such Reward equal to: (i) for the first ***** of RPV in redemptions, at least ***** percent (*****) of the manufacturer's suggested retail price for the Reward; and
(ii) for any amounts in excess of the first ***** of RPV in redemptions, at least ***** percent (*****) of the manufacturer's suggested retail price for the Reward. ValueStar shall receive in cash any margin in excess of the Guaranteed Margin for a Reward.



* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

         3.7 Exclusivity.


                  (A) Definitions. For purposes of this Section 3.7 only, "Points" are defined as units or stores of value that, when accumulated, may be later exchanged or redeemed for rewards such as merchandise, services, or other types of points. Points do not include dollar-off or percent-off coupons, discounts at merchants or gift certificates.

                  (B)  Restrictions.  ValueStar  hereby agrees that,  during the
Term: (i) *****; and (ii) *****.

                  (C) Other Customers of Netcentives. Nothing in this Agreement shall prevent Netcentives from working with any third party to build and manage an Incentives Management System.

         3.8 Reports. Netcentives will provide reports via e-mail on a weekly basis, which are substantially similar in form to the sample reports set forth in Exhibit C.

         3.9 Customer Service.

                  (A) Obligations. All customer service inquiries related to the ValueStar Program will be directed to Netcentives, and Netcentives shall provide first line support via e-mail during Netcentives' regular business hours to Members for questions relating to Consumer Point balances and Accounts, and Rewards fulfillment. Netcentives will forward inquiries regarding the ValueStar Program to ValueStar following reasonable verification by Netcentives that the problem is not being caused by Netcentives. In the event of a dispute between a Consumer and a ValueStar Merchant, ValueStar shall be responsible for resolving such dispute with the ValueStar Merchant, with reasonable assistance to be provided by Netcentives. Netcentives shall have no obligation to provide customer service for any inquiries not relating to the ValueStar Program. ValueStar shall post clear messaging regarding the use of the ValueStar Program customer service contact information (the "CS Contact") provided on the ValueStar Site (i.e., "This contact information is ONLY for the ValueStar Program. For all other inquiries, contact . . ."), which messaging is intended to minimize the number of non-ValueStar Program-related inquiries addressed to Netcentives. Netcentives shall have the right to approve the location and text of such messaging. The CS Contact will be posted only on the ValueStar Program Pages, and on no other pages of the ValueStar Site.

                  (B) Fees. Netcentives will provide Consumers with customer service as set forth in Section 3.9(A) above in accordance with the pricing schedule set forth in Exhibit D2.




* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                  (C) Service Level. Both parties shall abide by the customer service provisions set forth in the Manual, and shall work together to promptly resolve customer service disputes in a prompt and efficient manner. In the event that ValueStar fails to respond to Netcentives' request for assistance with a customer service complaint within five (5) Business Days after notice, Netcentives shall have the right to award the disputed or otherwise applicable number of Points directly from the Promotion Account or the Master Account to the Consumer making such complaint. In the event that Netcentives fails to respond to ValueStar's request for assistance with a customer service complaint relating to the ClickRewards Program, ClickMiles, or another similar program administered by Netcentives in which ValueStar is participating, within five (5) Business Days after notice, Netcentives shall award the disputed or otherwise applicable number of ClickMiles (or the applicable currency of such other program, as appropriate) directly from its account to the Consumer making such complaint.

                  (D) Consumer Dispute Resolution. ValueStar will cooperate with Netcentives to resolve in good faith any Consumer disputes related to the ValueStar Program or its Promotion(s). In the event that a Consumer complaint arises out of a dispute over whether the Consumer sufficiently completed a Qualifying Activity, ValueStar will have five (5) Business Days from receipt of notification of such complaint to investigate, contact such Consumer, and resolve such dispute in good faith. If ValueStar fails to make such contact within the specified time period, Netcentives may credit the disputed amount of Points to the applicable Consumer Account, and debit the Promotion Account accordingly. If ValueStar is unable to resolve the dispute despite a good faith effort to do so, ValueStar's final determination of whether the Qualifying Activity was sufficiently completed by Consumer will control, and Netcentives will transfer Points accordingly.

         3.10 Consulting Services Agreement. Netcentives and ValueStar acknowledge and agree that pursuant to a certain independent consulting services agreement (the "Consulting Services Agreement") which has been or which hereafter may be executed between the parties, Netcentives may provide services regarding the Incentives Management System. ValueStar understands and agrees that the Consulting Services Agreement that may be signed is a separate and independent contractual obligation from this Agreement and any amendment hereto relating to the Incentives Management System. ValueStar shall not withhold payments that are due and payable pursuant to this Agreement or amendment(s) hereto because of the status of work performed under the Consulting Services Agreement. In addition, the parties acknowledge that the ability to provide such services: (i) are not exclusive or specific to Netcentives; and (ii) are commercially available from a variety of third party service providers.

         3.11 ValueStar Participation in ClickRewards Program. ValueStar may purchase and distribute ClickMiles, subject to the ClickRewards Merchant Promotion Agreement (the "ClickRewards Merchant Agreement") entered into by the parties as of the Effective Date.

         3.12 Additional Obligations of the Parties.

                  (A) Program Web Site. ValueStar will provide to Netcentives the technical resources and deliverables set forth in Exhibit I, in accordance with the schedule and the terms set forth therein.

                  (B) Updates to Program Web Site. As part of its ongoing operation of the ValueStar Program, Netcentives will make up to *****updates per month to those web pages hosted by Netcentives in connection with the operation of the ValueStar Program. Netcentives will provide up to *****hours of such services per update at no additional charge. Additional hours will be billed in accordance with the schedule set forth in Exhibit D1.

                  (C) Marketing Consulting Services. As part of its ongoing operation of the ValueStar Program, Netcentives will provide up to ***** hours of base-level marketing consulting services per Quarter at *****. Additional hours of marketing consulting services will be charged per the fee schedule set forth in Exhibit D1. Marketing agency services and campaign management services are also available from Netcentives, the details and pricing of which shall be provided to ValueStar on request.

                  (D) Administration. Netcentives will manage Point creation, Member sign-up, tracking, Point balances, statement presentation, Rewards redemption requests, and fulfillment.

                  (E) ValueStar Software Integration and Technical Consulting. ValueStar will install the Licensed Software on its system in accordance with the terms of the Manual and the documentation provided with the Licensed Software. Netcentives will provide the systems integration consulting reasonably necessary to integrate the Licensed Software into ValueStar's systems (the "Integration Services"). Such services will be provided on-site at mutually agreed upon times and locations. ValueStar may request additional systems integration consulting services. The rates for such services will be in accordance with the fee schedule set forth in Exhibit D1. Netcentives agrees to provide such services in a professional and workmanlike manner, but in no event warrants the outcome of any such services.

                  (F) Program Promotion by ValueStar. Beginning on the Launch Date and for the remainder of the Term thereafter, ValueStar shall include a reference to Netcentives on the page of the ValueStar Site about ValueStar's strategic partners. ValueStar will market the ValueStar Program to the registered users of the ValueStar Properties. ValueStar will deliver to Netcentives a preliminary marketing plan no later than thirty (30) days prior to the Target Launch Date, and will provide updated marketing plans on a quarterly basis. Such marketing plans will describe target goals consistent with the terms of this Section and the methods to be implemented to achieve such target goals.

                  (G) Program Promotion by Netcentives. Beginning on the Launch Date and for the remainder of the Term thereafter, Netcentives shall include a reference to the ValueStar Program on the "Custom Loyalty Networks" page of the Netcentives Site. Netcentives also shall include a reference to ValueStar in the "About Netcentives" portion of press releases issued by Netcentives during the six (6) month period following launch of the ValueStar Program. Netcentives shall include references to ValueStar in press releases issued after the expiration of such six (6) month period on a rotational basis throughout the remainder of the Term.



* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                  (H)  International  Programs.  In  the  event  that  ValueStar
decides  to   implement  a  loyalty   program   targeted  at  consumers  in  any
international territory, ValueStar will notify Netcentives in writing, and Netcentives shall have the right of first negotiation with respect to the implementation of such program(s) for ValueStar. ValueStar shall negotiate exclusively and in good faith with Netcentives for a period of sixty (60) days (the "Negotiation Period") for the purposes of coming to an agreement regarding Netcentives' implementation and management of such international loyalty program(s). If an agreement is not entered into during such period, ValueStar may enter into such an agreement with a third party ("Third Party Loyalty Program") on any terms it may see fit, in its sole discretion. Notwithstanding the foregoing, ValueStar agrees that: (i) the currency for the Third Party Loyalty Program shall not include, or be convertible into, Points; (ii) any promotions pursuant to which Points can be earned in both the Value Star Program and the Third Party Loyalty Program shall be mutually agreed upon by both parties; (iii) the Licensed Software shall not be used, in whole or in part, to implement, operate or administer any part of the Third Party Loyalty Program;
(iv) no trademarks or logos associated with the ClickRewards Program shall be used in connection with the Third Party Loyalty Program; and (v) ValueStar shall not imply any endorsement of the Third Party Loyalty Program by Netcentives. Netcentives makes no representations regarding the legality of the operation of the ValueStar Program in any international territory, and ValueStar shall be solely responsible for any liability arising from its decision to operate any international loyalty program.



                                   SECTION IV
                             PURCHASE AND SALE; FEES

         4.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Netcentives agrees to sell to ValueStar, and ValueStar agrees to purchase from Netcentives, Points.

         4.2 Payment. Unless otherwise specified herein, all payments will be due thirty (30) days from ValueStar's receipt of Netcentives' invoice.

         4.3 Crediting of Points. Points will be Minted within five (5) Business Days of Netcentives' receipt of ValueStar's payment.

         4.4 Pricing of Points.

                  (A) Price. In consideration for the license granted to the Patents hereunder, and for the Points accounting, management, and maintenance services provided by Netcentives hereunder, ValueStar will pay Netcentives the RPV plus a mark-up on the RPV (the "Mark-Up") for each Point Minted during the Term. The RPV plus the Mark-Up shall be deemed to be the "Price" per Point. The Mark-Up shall be based on the volume of Points purchased to date, in accordance with the schedule set forth in Section 4.4(B) below.

                  (B) Mark-Up. ValueStar will pay the Mark-Up based on the volume of all Points purchased during the Term as set forth in the following pricing schedule:

       --------------------------------------- --------------------------------
       RPV Purchase Level                      Mark-Up % on RPV
       --------------------------------------- --------------------------------
           *****                               *****
       --------------------------------------- --------------------------------
           *****                               *****
       --------------------------------------- --------------------------------
           *****                               *****
       --------------------------------------- --------------------------------
           *****                               *****
       --------------------------------------- --------------------------------
           *****                               *****
       --------------------------------------- --------------------------------
           *****                               *****
       --------------------------------------- --------------------------------


                        The Mark-Up will be calculated as a weighted average mark-up based on the volume of Points falling into each RPV Purchase Level. (For example, an RPV Purchase Level of ***** would receive a mark-up of ***** on the first ***** and ***** on the second *****, which would equal a weighted average mark-up of ***** on the total purchase of *****.)

                  (C) No Refunds. Except to the extent otherwise expressly set forth in Sections 5.3(F) and 5.3(G) below, Points purchased by ValueStar are not refundable for any reason.

                  (D) Taxes. Any prices quoted herein are net of any taxes, levies, imposts, deductions, charges or withholdings (collectively, the "Taxes") on the sale or distribution of Points. In the event that Taxes are imposed on the sale of Points, ValueStar shall be solely responsible for remitting any such Taxes to the appropriate government authority.

         4.5 Initial Fees.

                  (A) Initial Points Purchase. ValueStar will make a nonrefundable initial purchase in cash of at least ***** in Points (exclusive of associated Mark-Ups) (the "Initial Points Purchase"). Payment for the Initial Points Purchase, plus associated Mark-Ups, will be due on the Launch Date.

                  (B) Additional Service Fees. Additional marketing and technical consulting services that are not necessary to deliver the Netcentives Deliverables, and any custom feature or functionality development services, will be billed in accordance with the schedule set forth in Exhibit D.





* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

         4.6 Guaranteed Commitments. In consideration for Netcentives' provision of continuing support and capacity for the ValueStar Program during the Term, ValueStar will make the following Guaranteed Commitments:

                  (A) During the period beginning on the Launch Date and ending on the ***** anniversary of the Launch Date (the "Initial ***** Period"), ValueStar will pay Netcentives at least ***** in connection with its purchases of Points (including associated Mark-Ups) and services. The amount of the Initial Points Purchase made by ValueStar pursuant to Section 4.5(A) above shall be credited towards ValueStar's Guaranteed Commitment for the Initial ***** Period. For each Quarter after the first Quarter during the Initial *****
Period, ValueStar shall have paid the following specified amounts of the Guaranteed Commitment by the end of such Quarter: (i) ***** by the end of the second Quarter; (ii) ***** each by the end of each of the third Quarter and the fourth Quarter; and (iii) ***** each by the end of each of the fifth Quarter and the sixth Quarter. In addition to the foregoing schedule, ValueStar will pay Netcentives at least ***** as consideration for marketing consulting services, to be paid in ***** equal installments, each due on the first day of each calendar quarter beginning with *****.

                  (B) During the period beginning on the expiration of the Initial ***** Period and ending on the ***** month anniversary of the Launch Date (the "***** Period"), ValueStar will pay Netcentives at least ***** in connection with its purchases of Points (including associated Mark-Ups) and services. For each Quarter during the ***** Period, ValueStar shall have paid the following specified amounts of the Guaranteed Commitment by the end of such
Quarter: (i) ***** by the end of the first Quarter; (ii) ***** by the end of the second Quarter; (iii) ***** by the end of the third Quarter; and (iv) ***** by the end of the fourth Quarter.

         4.7 Accounts and Point Orders.

                  (A) Order and Acceptance. In the event that ValueStar wishes to, or is required to, purchase Points, ValueStar shall deliver orders in writing to Netcentives for Points (the "Orders"). The Orders shall specify, at a minimum, the number of Points to be ordered, and the date of the Order. If ValueStar wishes to immediately transfer the Points to a Promotion Account, ValueStar may include such transfer request in the Order, and shall specify the Promotion Account to which the Points should be credited.





* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                  (B) Account Balance. ValueStar agrees to maintain a sufficient amount of Points in ValueStar's Accounts to provide for the award of Points to Consumers entitled to receive them, as set forth in this Section. Netcentives will determine the expected weekly consumption of Points based on past trends and forecasted usage of Points in Promotions (the "Weekly Consumption Rate"). At all times, ValueStar shall maintain a minimum account balance of Points in its Master Account equal to the greater of (a) ***** times the Weekly Consumption Rate for the Master Account, or (b) ***** Points (the "Minimum Account Balance"); provided, however, that until Netcentives makes a determination of the Weekly Consumption Rate, the Minimum Account Balance in the Master Account shall be ***** Points. Netcentives will notify ValueStar when the applicable Master Account balance is approaching ***** times the Weekly Consumption Rate, and will invoice ValueStar for approximately ***** weeks worth of additional Points. Payment of such Points will be due within thirty (30) days of Netcentives' invoice, provided, however, that in the event that the Master Account balance falls below the Minimum Account Balance, payment shall be due immediately. Netcentives shall have the right, in its discretion, to transfer Points from the Master Account to a Promotion Account to keep such Promotion Account from being depleted. Such transfers, if any, will be reported to ValueStar.

                  (C) Merchant Distribution of Points. ValueStar shall be responsible for granting to ValueStar Merchants the right to distribute Points. Any fees charged by ValueStar to such ValueStar Merchants shall be at ValueStar's sole discretion. Points purchased by ValueStar which are distributed by ValueStar Merchants will count towards ValueStar's Guaranteed Commitments.

                  (D) Account Transfer Requests. Subject to Section 4.7(B) above, ValueStar may, upon notice to Netcentives, transfer Points between ValueStar's Accounts, or from ValueStar's Accounts to Promotion Accounts held for the benefit of ValueStar Merchants. Such notice shall be in the form of an Order, and shall be subject to the terms of Section 4.7(A).

         4.8 Breakage. ValueStar and Netcentives will share in Breakage in accordance with the following table:


------------------------------------------- ---------------------------------------- ----------------------------------------
Overall Program Breakage (quarterly)        ValueStar Share of Breakage              Netcentives Share of Breakage
------------------------------------------- ---------------------------------------- ----------------------------------------
*****                                       *****                                    *****
------------------------------------------- ---------------------------------------- ----------------------------------------
*****                                       *****                                    *****
------------------------------------------- ---------------------------------------- ----------------------------------------
*****                                       *****                                    *****
------------------------------------------- ---------------------------------------- ----------------------------------------

* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

         The split in Breakage between ValueStar and Netcentives is calculated as a weighted average based on the overall program Breakage levels (i.e., for an overall program Breakage level of *****, the first ***** of Breakage would be calculated at the ***** percentage split, and the remaining ***** of Breakage would be calculated using the ***** percentage split). The Overall Program Breakage during each Quarter shall be calculated as (a) the number of Points expiring unused, or cancelled or terminated during such Quarter, divided by (b) the total number of Points which would have expired unused or been cancelled or terminated during such Quarter if no such Points had been redeemed. Within thirty (30) days following the end of each Quarter, Netcentives will credit to ValueStar's Master Account an amount of Points whose Price is equal to ValueStar's share of the Breakage occurring in that Quarter (in accordance with the table above) ;provided that such amount of Points shall be applied towards any Guaranteed Commitment applicable at that time. The provisions of this
Section 4.8 shall not apply to: (i) any Cancelled Points, or (ii) any conversions of Points into ClickMiles.

         4.9 ValueStar Partner Integration and Maintenance.

                  (A) Definition of Standard  Integration.  For purposes of this
Agreement:

                        (i) a "Standard Merchant Integration" shall include: (1) cursory prior review by Netcentives technical staff of potential ValueStar Merchants for the purpose of advising ValueStar on compatibility and potential integration issues; and (2) any Netcentives technical integration work, up to ***** hours per ValueStar Merchant, necessary to place the Licensed Software demonstrably in service prior to the start date of the applicable ValueStar Promotion;

                        (ii) a "Standard  Supplier  Integration"  shall include:
(1) cursory prior review by Netcentives technical staff of potential ValueStar Suppliers for the purpose of advising ValueStar on compatibility and potential integration issues; and (2) any Netcentives technical integration work, up to ***** hours per ValueStar Supplier, necessary to enable electronic data transmission in a file format to be determined by Netcentives (Standard Supplier Integration shall not include any of the aforesaid work performed to make ValueStar capable of acting as if it were a ValueStar Supplier); and

                        (iii) "Standard Integrations" shall mean, collectively, Standard Merchant Integrations and Standard Supplier Integrations.

                        Standard Integrations shall not include any custom software development services, which shall be available at the applicable rates set forth in Exhibit D1.

                  (B) Integration Fees. Netcentives will provide up to ***** Standard Integrations for ValueStar Partners at no charge, provided that:

                        (i) no more than ***** of the ***** included Standard Integrations shall be Standard Supplier Integrations;



* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                        (ii) if any ValueStar Partner is both a ValueStar Merchant and a ValueStar Supplier, then a Standard Merchant Integration performed for that ValueStar Partner shall count as one Standard Integration, and a Standard Supplier Integration for that ValueStar Partner shall also count as one Standard Integration; and

                        (iii)   ValueStar   shall   reimburse   Netcentives  for
reasonable expenses incurred in providing such services (including, without limitation, travel and lodging expenses).

                  ValueStar agrees to pay Netcentives those fees set forth in the pricing schedule in Exhibit D2 for any of the following services performed by Netcentives for ValueStar Partners: (i) initial setup, (ii) Standard Integrations of ValueStar Partners in excess of the ***** included Standard Integrations, (iii) Standard Supplier Integrations of ValueStar Suppliers in excess of the ***** included Standard Supplier Integrations, and (iv) any integration services that are not Standard Integration services.

                  (C)  Maintenance  Fees.   ValueStar  agrees  to  pay  Licensed
Software maintenance fees for any ValueStar Merchants at the rates set forth in Exhibit D2.

         4.10 Reversals and Adjustments. Provided that ValueStar and ValueStar Merchants are using the Licensed Software to process Reversals and Adjustments, all fees for such Reversals and Adjustments shall be waived. If ValueStar or ValueStar Merchants are using any other technology to process Reversals and Adjustments, ValueStar shall pay to Netcentives fees for each Reversal and/or Adjustment in according with price schedule set forth in Exhibit D2.



                                    SECTION V
                              TERM AND TERMINATION

         5.1 Term. This Agreement will become effective as of the Effective Date and, unless sooner terminated pursuant to Section 5.2, shall remain in effect for a period of three (3) years following the first day of the first month immediately following the Launch Date (the "Initial Term"). The parties agree to begin discussing renewal in good faith at least one hundred and twenty (120) days prior to the end of the Initial Term. For purposes of this Agreement, "Term" means the Initial Term together with any extension terms.

         5.2 Termination.

                  (A) This Agreement may be terminated immediately by a party upon notice:

                        (i) if the other party defaults in the performance of any material provision of this Agreement, which default is not cured within thirty (30) days after written notice from the non-defaulting party;



* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                        (ii) if such party reasonably detects, and reasonably substantiates to the other party, fraud or gross negligence on the part of the other party with regard to the distribution of Points or the operation of any Promotion; or

                        (iii) if the other party becomes insolvent, files a petition in bankruptcy, which is not dismissed within ninety (90) days of commencement, or makes an assignment for the benefit of its creditors.

                  (B) ValueStar may terminate this Agreement immediately upon written notice in the event of a Sale of Netcentives to a Direct Competitor of ValueStar. Netcentives will provide ValueStar with written notice of any such Sale within one (1) business day of entering into a definitive agreement for such Sale. A nonbinding letter of intent is not a `definitive agreement' for the purposes of this subsection.

                  (C) Netcentives may terminate this Agreement immediately upon written notice in the event of a Sale of ValueStar to a Direct Competitor of Netcentives. ValueStar will provide Netcentives with written notice of any such Sale within one (1) business day of entering into a definitive agreement for such Sale. A nonbinding letter of intent is not a `definitive agreement' for the purposes of this subsection.

         5.3 Effect of Termination or Expiration. Immediately upon expiration or notice of termination of this Agreement for any reason whatsoever, the parties shall work together to either (i) implement an up to one hundred eighty (180) day wind-down period (the "Wind-Down Period"), during which Members can continue to redeem the Points they have accrued, or (ii) implement an up to ninety (90) day transfer period during which Members' Point balances shall be transferred to a new loyalty program implemented by ValueStar. In either case, the following shall apply:

                  (A) Netcentives will credit the Consumer Accounts of Consumers for which ValueStar has requested a grant of Points prior to the effective date of expiration or termination;

                  (B) Subject to Section 5.4 below, all Points in Consumer Accounts will expire;

                  (C) ValueStar will shut down any Promotions, and no Points will be distributed to Consumer Accounts;

                  (D) Netcentives will no longer be obligated to make any sales of Points to ValueStar;

                  (E) All Points in ValueStar's Accounts shall immediately be deemed Cancelled Points;

                  (F) Solely in the event of termination by ValueStar for Netcentives' breach pursuant to Section 5.2(A)(i), ValueStar shall be refunded the RPV it paid for Points Cancelled pursuant to Section 5.3(E);

                  (G) Solely in the event of expiration of this Agreement, ValueStar shall receive a refund of the RPV it paid for that number of Points that is equal to or less than the number of Points required to maintain the Minimum Account Balance (as determined as of the date of expiration); provided, however, that Points purchased pursuant to the Guaranteed Commitment shall not be refunded upon expiration;

                  (H) Subject to Section 5.4(B) below, all license grants pursuant to Section 2 and Section 6.4 shall immediately terminate;

                  (I)  Subject to Sections  5.4(D)(ii)  and 5.5(A)  below,  each
party  shall  return  or,  at  the  disclosing  party's  request,   destroy  the
Confidential Information of the other party; and

                  (J) Sections 1 (Definitions), 3.3(F) (Manual), 5.3 (Effect of Termination or Expiration), 5.4 (Wind-Down Period), 5.5 (Transfer to a New Program), 5.6 (Survival), 6.1 (Confidential Information), 6.4(C) (Ownership),
7.2 through 7.13 (Miscellaneous), and any payment obligations accrued as of the effective date of expiration or termination, shall survive termination or expiration of this Agreement.

         5.4 Wind-Down Period. In the event that the parties establish a Wind-Down Period in accordance with Section 5.3 herein, the following shall apply, in addition to the obligations set forth in Section 5.3:

                  (A) The parties will work together to inform Members that the ValueStar Program is being discontinued;

                  (B) Subject to ValueStar's payment of the Wind-Down Period fees set forth in Section 5.4(C), the patent licenses granted pursuant to
Section 2.1 and the trademark licenses granted pursuant to Section 6.4 shall remain in effect until the expiration of the Wind-Down Period, at which time such license grants shall immediately terminate;

                  (C) In consideration of the continuation of the patent and trademark licenses and the services to be provided by Netcentives during the Wind-Down Period, ValueStar shall pay to Netcentives the following fees: (i) ***** for the first thirty (30) day period in the Wind-Down Period, and (ii) ***** for each thirty (30) day period in the Wind-Down Period after the first thirty (30) days. (The fees for partial months shall be pro-rated.) Such fees shall be due within ten (10) days following the commencement of the thirty (30) day period to which they relate.

                  (D) At the end of the Wind-Down Period:

                        (i)  All  Points   held  in  Consumer   Accounts   shall
immediately expire, and the terms of Section 4.8 will apply to any Breakage resulting from such expiration; and

                        (ii) At ValueStar's request, all Member Information shall be transferred to ValueStar in a mutually agreed upon format.

         5.5 Transfer to a New Program. In the event that, upon expiration or termination of this Agreement, ValueStar creates its own loyalty program in which Members will continue to participate, then the following shall apply, in addition to the obligations set forth in Section 5.3:

                  (A) At ValueStar's request, all Member Information shall be transferred to ValueStar in a mutually agreed upon format;



* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                  (B) ValueStar shall transfer Members' Point balances to accounts in the new loyalty program;

                  (C) All Points transferred will be flagged with their previous expiration dates;

                  (D) Netcentives and ValueStar shall,  pursuant to the terms of
Section 4.8, share in the Breakage for flagged Points not redeemed by their previous expiration dates;

                  (E) Netcentives will pay ValueStar the RPV upon redemption of flagged Points under the new loyalty program. Flagged Points will be deemed to be used prior to points accrued under the new loyalty program for purposes of this Section 5.5(E); and

                  (F) ValueStar will pay to Netcentives program transfer fees in the amount of ***** to cover the costs of Netcentives' continued performance during the transfer to the new loyalty program; provided, however, that no such transfer fees shall apply in the event Netcentives and ValueStar mutually agree to renew this Agreement for any additional extension terms.



                                   SECTION VI
                             PROPRIETARY INFORMATION

         6.1 Confidential Information. Each party agrees not to use any Confidential Information disclosed to it by the other party for its own use or for any purpose other than to carry out its obligations under this Agreement. Neither party will disclose any Confidential Information of the other party to third parties or to employees of the party receiving Confidential Information, other than employees who are required to have the information in order to carry out such party's obligations under this Agreement. Each party agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of the other party in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized under this Agreement to have any such information, including (without limitation) ensuring that recipients of the disclosing party's Confidential Information adhere to confidentiality terms in content substantially similar to the terms in this Agreement. Such measures shall include the highest degree of care that the receiving party utilizes to protect its own Confidential Information of a similar nature. Each party agrees to notify the other in writing of any misuse or misappropriation of Confidential Information of the disclosing party which may come to the receiving party's attention. The terms of this Agreement, any information contained in the reports or the data feed provided to ValueStar pursuant to Section 3.8, and any notice provided by a party pursuant to Sections 5.2(C) and/or (D) will be considered Confidential Information under the definition set forth herein.



* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

         6.2 Member Information. Netcentives shall maintain and manage the Member Information Database on behalf of ValueStar. ValueStar will retain ownership of all information in the Member Information Database. The information in the Member Information Database is deemed to be Confidential Information. Notwithstanding the foregoing, Netcentives shall have the right to use aggregate information and results (which information will contain no identifying information about individual Consumers or the ValueStar Program) in its sole discretion for the purposes of marketing its own products and services.
Netcentives shall not use any Member Data it received directly from its administration and operation of the ValueStar Program to contact any ValueStar Members for any purpose not directly related to the ValueStar Program; provided, however, that if Netcentives receives contact information for any ValueStar Member from any third party or in connection with any other programs run by Netcentives, including without limitation the ClickRewards Program, then Netcentives may use such information for any purpose and in its sole discretion. Other than its maintenance and management of the Member Information Database, Netcentives shall have no direct access to or right to use any information in the Member Information Database, unless otherwise authorized by ValueStar. Except for the information directly relating to the redemption of Points for ClickMiles by ValueStar Members, notwithstanding anything in this paragraph to the contrary, nothing in this Agreement shall give ValueStar any rights to any information relating to consumers participating in other programs run by Netcentives, including without limitation the ClickRewards Program (the "Netcentives Member Information"), even if such information also relates to a ValueStar Member. Netcentives shall retain complete and exclusive ownership of all Netcentives Member Information.

         6.3 Publicity. The parties shall issue mutually agreeable press releases promptly following each of the following events: (i) the execution of this Agreement by both parties, (ii) the launch of the ValueStar Program, and
(iii) the achievement of certain mutually agreeable milestones. The parties also shall, at mutually agreeable times, issue other mutually agreeable press releases which may, among other things, confirm the existence of a relationship between the parties. Neither party shall issue a press release or make any statement to the general public concerning this Agreement, or the relationship created hereby, without the express prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that each party may make such disclosures required by law or that such party reasonably determines is required for any governmental or regulatory filings, without the prior written consent of the other party.

         6.4      Trademarks.

                  (A) ValueStar Marks. ValueStar hereby grants to Netcentives a limited, non-exclusive, nontransferable license, without the right to sublicense, to use, reproduce, display, and transmit the ValueStar Marks in Netcentives' promotional materials, on the Netcentives Site and on the ValueStar Program web site, provided, however, that (a) any use of the ValueStar Marks shall be for the purpose of promoting the ValueStar Program or reflecting the relationship between the parties, and (b) such use shall be in conformance with the style guide of ValueStar, as amended from time to time, or as otherwise approved in writing by ValueStar.

                  (B) Netcentives Marks. Netcentives hereby grants to ValueStar a limited, non-exclusive, nontransferable license, with the right to sublicense to ValueStar Merchants, to use, reproduce, display, and transmit the Netcentives Marks in ValueStar's promotional materials and on the ValueStar Program web site, provided, however, that (a) any use of the Netcentives Marks shall be for the purpose of promoting the ValueStar Program or reflecting the relationship between the parties, and (b) such use shall be in conformance with the style guide of Netcentives, as amended from time to time, or as otherwise approved in writing by Netcentives.

                  (C) Ownership. Nothing herein shall be deemed to grant either party any ownership rights in the Marks of the other party or deemed to grant any rights in any Marks other than those provided by the providing party.


                                   SECTION VII
                                  MISCELLANEOUS

         7.1 Representations and Warranties.

                  (A) By Netcentives. Netcentives warrants that the ValueStar Rewards Program will operate in substantially the same manner as is represented in the Manual.

                  (B) By ValueStar. ValueStar warrants that: (i) any Promotion will be operated in substantial conformance with the Manual at all times; and
(ii) it will make no representations and warranties regarding the ValueStar Program to ValueStar Merchants or Members in excess of those made by Netcentives in the Manual.

                  (C) By Each Party. Each party to this Agreement represents and warrants to the other that (a) such party has the full corporate right, power, and authority to enter into this Agreement and perform the acts required of it hereunder, (b) the execution of this Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement to which such party is a party or by which it is otherwise bound, and (c) when executed and delivered by such party, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

         7.2 Disclaimer of Any Other Warranty. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN SECTION 7.1, NEITHER PARTY MAKES ANY WARRANTY, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO NETCENTIVES' CONSULTING SERVICES, THE INCENTIVES MANAGEMENT SYSTEM OR THE VALUESTAR PROGRAM, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM COMPUTER VIRUS, AND ANY IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. IN ADDITION, NETCENTIVES DOES NOT WARRANT THAT ITS SYSTEMS OR SERVERS (AS DEFINED IN THE MANUAL), OR THE INFORMATION CONTAINED THEREON ARE ERROR-FREE.

         7.3 Limitation of Liability. EXCEPT FOR LIABILITY ARISING UNDER SECTION 7.5, IN NO EVENT SHALL EITHER PARTY'S LIABILITY ARISING OUT OF THIS AGREEMENT EXCEED THE NET CASH AMOUNTS RECEIVED BY NETCENTIVES FROM VALUESTAR HEREUNDER. EXCEPT FOR LIABILITY ARISING UNDER SECTION 7.5, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, LOST PROFITS, LOST DATA, OR ANY CONSEQUENTIAL, SPECIAL, EXEMPLARY, INCIDENTAL, OR INDIRECT DAMAGES,

HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE OR STRICT LIABILITY), ARISING OUT OF THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

         7.4 Independent Contractors. The relationship of Netcentives and ValueStar established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to constitute the parties as agents, partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

         7.5 Indemnification.

                  (A) By Netcentives. Netcentives hereby agrees to indemnify, defend and hold harmless ValueStar, its successors, assigns, agents, officers, directors, and employees, from and against any and all claims, losses, damages, suits, judgments, costs and expenses (including litigation costs and reasonable attorneys' fees) arising out of or relating to: (i) an allegation that ValueStar's use of Netcentives' Marks in strict accordance with the terms of this Agreement infringes any copyright or trademark, (ii) a breach of any representation or warranty set forth in Section 7.1(A) and (C), (iii) any damages resulting from Netcentives' gross negligence or willful misconduct, (iv) any claims relating to the Patents, (v) a claim that the Licensed Software infringes any copyright or patent of any third party (subject to the mitigation procedure set forth in the Software License), and (vi) a Consumer complaint or dispute to the extent covered by Netcentives' indemnity obligation set forth in the "Error and Dispute Procedures" section in the Manual; provided, however, that in each such case ValueStar (x) promptly notifies Netcentives in writing of any such allegation or claim, (y) provides Netcentives with sole control and authority over the defense or settlement thereof (provided that Netcentives will not enter into any settlement without ValueStar's prior written consent); and
(z) provides reasonable cooperation to Netcentives in defending or settling any such claim at Netcentives' sole expense. Netcentives shall not be required to indemnify ValueStar under this Agreement to the extent any claims, losses, damages, suits, judgments, costs and expenses for which indemnification is sought are determined to be a direct result of the gross negligence or willful misconduct of ValueStar in the performance of its services hereunder.

                  (B) By ValueStar. ValueStar hereby agrees to indemnify, defend and hold harmless Netcentives, its successors, assigns, agents, officers, directors, and employees, from and against any and all claims, losses, damages, suits, judgments, costs and expenses (including litigation costs and reasonable attorneys' fees) arising out of or relating to: (i) an allegation that Netcentives' use of ValueStar's Marks in strict accordance with the terms of this Agreement infringes any copyright or trademark, (ii) a breach of any representation or warranty set forth in Section 7.1(B) and (C), (iii) ValueStar's failure to collect or remit any Taxes relating to its purchase or distribution of Points, (iv) any award, redemption, or conversion of Points arising out of a fraudulent or invalid Qualifying Activity with regard to Promotions that do not conform to those set forth in Exhibit F, or that contain a proposed Qualifying Activity that does not require sufficient authentication of the Consumer as a unique user in accordance with Netcentives' security and validation practices; (v) the ValueStar Program, except where Netcentives has the obligation to indemnify ValueStar pursuant to the terms of Section 7.5(A) above; (vi) any damages resulting from ValueStar's gross negligence or willful misconduct; (vii) any claims relating to any Third Party Loyalty Program; and
(viii) a Consumer complaint or dispute to the extent covered by ValueStar's indemnity obligation set forth in the "Error and Dispute Procedures" section in the Manual; provided, however, that in each such case Netcentives (x) promptly notifies ValueStar in writing of any such allegation or claim, (y) provides ValueStar with sole control and authority over the defense or settlement thereof (provided that ValueStar will not enter into any settlement without Netcentives' prior written consent); and (z) provides reasonable cooperation to ValueStar in defending or settling any such claim at ValueStar's sole expense. ValueStar shall not be required to indemnify Netcentives under this Agreement to the extent any claims, losses, damages, suits, judgments, costs and expenses for which indemnification is sought are determined to be a direct result of the gross negligence or willful misconduct of Netcentives in the performance of its services hereunder.

         7.6 Notices. All notices and demands hereunder shall be in writing and shall be delivered by personal service or by facsimile, certified or registered mail, or return receipt express courier to the address of the receiving party set forth on the signature page of this Agreement, or to any other address of the receiving party designated by written notice in accordance with this paragraph. A copy of notices to Netcentives shall be sent to the Executive Vice President, Operations and Chief Financial Officer of Netcentives. A copy of notices to ValueStar shall be sent to the General Manager, Chief Operating Officer and Chief Financial Officer of ValueStar.

         7.7 Waiver, Amendment and Modification. No waiver, amendment or modification of any provision hereof shall be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No failure by either party to exercise and no delay by either party in exercising any right, power or remedy with respect to the obligations secured hereby shall operate as a subsequent waiver of any such right, power or remedy. Notwithstanding the foregoing, nothing shall limit the right of Netcentives to amend the Manual, which amendment will have the effect of being binding on ValueStar and ValueStar Merchants with respect to the future operation of Promotions.

         7.8 Assignment. Each of the parties agrees that its rights and obligations under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of the other party (which consent will not be unreasonably withheld or delayed), and any assignment made without such consent shall be void. Notwithstanding the foregoing, no consent shall be required for an assignment of this Agreement made pursuant to a merger or sale of all or substantially all of the assets, or sale of all the outstanding stock of a party, subject to Sections 5.2(C) and (D). This Agreement will bind and inure to the benefit of the parties and their successors and permitted assigns.

         7.9 Severability. In the event that any of the provisions of this Agreement shall be held by a court of competent jurisdiction to be unenforceable, such provision will be enforced to the maximum extent permissible and the remaining portions of this Agreement shall remain in full force and effect. The parties agree to negotiate in good faith a substitute, valid and enforceable provision that most nearly effects the parties' intent and to be bound by the mutually agreed substitute provision.

         7.10 Force Majeure. Neither party shall be responsible for any failure to perform (except for payment obligations) due to unforeseen circumstances or to causes beyond its control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, shortages of transportation facilities, fuel, energy, labor or materials or failures of telecommunications or electrical power supplies. A party whose performance is affected by a force majeure condition shall be excused from such performance to the extent required by the force majeure condition so long as such party takes all reasonable steps to avoid or remove such causes of nonperformance and immediately continues performance whenever and to the extent such causes are removed.

         7.11 Entire Agreement; Amendment. This Agreement, together with the ClickRewards Merchant Agreement, the Software License, the Manual, the Supplier Agreement and all exhibits to this Agreement, constitutes the final and entire agreement between the parties and may not be modified or amended except by a writing signed by both of the parties.

         7.12 Settlement of Disputes. To the fullest extent permitted by law, any dispute, claim or controversy of any kind arising is connection with, or relating to, this Agreement, except for a dispute, claim or controversy arising under Sections 6.4 (Trademarks) and/or 6.1 (Confidentiality), shall be resolved exclusively by binding arbitration in San Francisco County, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, by three (3) arbitrators appointed in accordance with said rules. Judgment on the award rendered by the arbitrators my be entered into any court of competent jurisdiction.

         7.13 Additional Matters. The headings and captions used in this Agreement are for convenience only, and shall not in any way affect the interpretation of the provisions of this Agreement. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument and shall be governed by and construed in accordance with the laws of the State of California, without reference to conflict of laws provisions thereof.



                            {SIGNATURE PAGE FOLLOWS}

AGREED AND ACCEPTED BY:

NETCENTIVES INC.
                                                    Address:
Date:
     ------------------------------------
                                                    475 Brannan Street
                                                    San Francisco, CA 94107
By: /s/ J F LONGINOTTI                              Facsimile: (415) 538-1889
   -------------------


Name: J F. Longinotti


Title: COO



VALUESTAR CORPORATION
                                                    Address:


Date:
     ------------------------------------
                                                    360 22nd Street, Suite 210
                                                    Oakland, CA  94612
By: /s/ JIM STEIN                                   Facsimile: (510) 808-1400

Name: Jim Stein


Title:  CEO

                                   EXHIBIT A1

                        TRADEMARKS AND LOGOS OF VALUESTAR



VALUESTAR

TO BE PROVIDED BY 5-12-00






                                   EXHIBIT A2

                       TRADEMARKS AND LOGOS OF NETCENTIVES



NETCENTIVES



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CONFIDENTIAL                          -28-

                                    EXHIBIT B

                   INCENTIVES MANAGEMENT SYSTEM POLICY MANUAL



[GRAPHIC OMITTED][GRAPHIC OMITTED]




Incentives Management System Policy Manual


1.  Description

Netcentives has developed the Incentives Management System, which provides a branded promotional currency that you (the "Licensee") can use to enhance marketing efforts to Consumers. This Incentives Management System Policy Manual, as amended from time to time, (the "Manual") constitutes part of the Incentives Management Program Agreement (the "Agreement") between Licensee and Netcentives. To the extent there is any direct and irreconcilable conflict between the Agreement and this Manual, the Agreement shall control.

2.  Definitions

The following definitions shall apply for purposes of this Manual. All capitalized terms not defined herein shall have the meaning given them in the Agreement.

"Adjustment" means the return transfer to a Promotion Account of a portion of Points previously Granted to a Consumer Account or a New Account under a Qualifying Activity.

"Client Software" means the software, in object code form, used to access the Server Software.

"Client System" means the designated system that runs the Client Software.

"Cryptographic Key" means the data used to encrypt and digitally sign data for secure storage and transmission.

"Deposit Request Authorization" (or "DRA") means the digital message provided by Netcentives to Licensee, in response to a DRM, indicating approval of a Grant to a Consumer Account or New Account, and confirming that Points are being transferred in accordance with the corresponding DRM.

"Deposit Request Message (or "DRM")" means the digital message provided by Licensee to Netcentives requesting Grant authorization and the transfer of Licensee's Points to a Consumer Account or New Account on the behalf of a Member or Consumer, respectively.

A "Grant" occurs when Licensee determines that a Consumer has earned Points under a Qualifying Activity, grants the designated number of Points for such Qualified Activity to such Consumer, and notifies such Consumer of his or her earning activity.

"New Account" means the temporary account established by Netcentives on a Consumer's behalf following such Consumer's initial Qualifying Activity. The New Account will maintain a temporary record of balances of such Consumer's accumulated Points until such Consumer becomes a Member, at which time the balance of Points will be transferred to such Consumer's Consumer Account.


CONFIDENTIAL                         -29-

"Password" means the identifying information that confirms that a Consumer Account belongs to a specific Consumer or Member.

"Program" means the consumer incentives program which is the subject of the Agreement.

"Reversals" means the return transfer to a Promotion Account of all Points previously Granted to a Consumer Account or a New Account under a Qualifying Activity.

"Server Software" means the software, in object code format, used to deliver DRMs to Netcentives.

"Server System" means the dedicated system that runs the Server Software.

"Software" means the Client Software together with the Server Software, collectively known as the RewardBroker software.

"System" means the Client System together with the Server System.


3.  Transactions; General


Licensee will designate at least one authorized contact person responsible for day-to-day maintenance of Promotion Accounts, and provide Netcentives with the name and contact information for such person. Both parties will respond promptly to requests for assistance and information relating to the Incentives Management System. Both parties will use reasonable commercial efforts to minimize service disruptions and customer service issues, and to facilitate software maintenance.


Transaction Processing
The  transaction  processing  procedure  and  respective   responsibilities  are
outlined below:

Deposit Request Messages (DRMs)

For every Qualifying Activity performed by Consumer, Licensee will submit a DRM to Netcentives requesting the transfer of Points from Licensee's Account to the applicable Consumer Accounts or New Accounts. Each DRM shall contain the identifying data specified below, and any other information that Netcentives and Licensee mutually agree will be supplied under that particular Promotion.

The DRM identifying data shall include:

a)   Consumer's e-mail address;

b)   Consumer ID information;

     (i) Last four digits of Consumer's home or office Zip Code; or

     (ii)Last four digits of Consumer's home or office phone number.

a) Licensee's Promotion ID number (supplied by Netcentives upon registration of Promotion);

b)   Number of Points to be awarded to the Consumer;

c) AUTH_STRING (used to authenticate messages sent from Licensee's server to Netcentives' server);

d)   Host Name (name of the host on which the IMS runs); and

e)   Port Number (Port on the IMS-API which sends messages to the IMS).


CONFIDENTIAL                          -30-

For each Qualifying Activity, Licensee shall submit a DRM within 24 hours of the performance of the Qualifying Activity, provided, however, that for Qualifying Activities involving purchases, Licensee may choose to submit a DRM within 24 hours of the confirmation, credit authorization or completion of the payment required for such purchase. Licensee will clearly communicate to the Consumer, in the manner specified by Netcentives, that Points will be Granted once the purchase transaction has been processed.

Licensee understands that Netcentives will rely on and act upon any DRM that reasonably appears to be valid, and Licensee agrees to be liable for any Points transferred pursuant to such DRM.

Deposit Request Authorizations (DRAs)

Upon approval of a DRM, Netcentives will issue a DRA to Licensee authorizing the Grant of Points to Consumers and notifying Licensee that the appropriate amount of Points will be debited from the Promotion Account and transferred to the applicable Consumer Account or New Account. Issuance of the DRA may be subject to earning limits placed on Consumer Accounts or other restrictions established by Netcentives.

In the event of System failure, or if the DRM process is interrupted or delayed, Licensee will post a message to Consumer indicating that Point earning activity is pending approval.

If Netcentives does not approve a DRM, Netcentives will provide a digital message stating that such DRM has been denied, and Licensee shall follow the applicable procedures provided by Netcentives.

Debiting and Crediting Accounts

Upon the Grant of Points to a Consumer, Netcentives will debit the requested and authorized amount from the Promotion Account and credit such amount to the applicable Consumer Account (or, in the event that such Consumer has not yet opened a Consumer Account, to a new Consumer Account based on such Consumer's e-mail address).

Reversals and Adjustments

Licensee may request Reversals or Adjustments of Grants to Consumers under appropriate circumstances, such as return of goods purchased by Consumers.
Netcentives will debit the designated amount of Points from the appropriate Consumer Account and credit those Points back to the applicable Promotion Account. Netcentives reserves the right to refuse to process a Reversal or Adjustment for any reason, including (i) an insufficient balance of Points in the applicable Consumer Account or (ii) the fact that all or any portion of the specific Grant to be reversed has already been redeemed. Licensee shall pay to Netcentives the fee set forth in the Agreement for each Reversal or Adjustment performed.

In all requests for Reversals or Adjustments, Licensee will include the date of the request, the Consumer Account e-mail address, and the amount of Points to be debited from the Consumer Account. Such amount may not exceed the amount of the Grant associated with the initial transaction.


Customer Service

Netcentives will provide e-mail support for Consumers and Licensee during Netcentives' regular customer support hours (Monday to Friday, 9 a.m. to 5 p.m. PST, excluding holidays). Licensee will forward or refer all Member inquiries related to the Program it receives to Netcentives. Netcentives will refer all inquiries related to Licensee's products, services, or promotion to Licensee.


CONFIDENTIAL                          -31-

Records

Licensee agrees to maintain the following records relating to Qualifying Activity transactions. Such records shall be treated as Confidential Information in accordance with the terms of the Agreement, and shall be provided to Netcentives upon request to settle Consumer disputes. Licensee understands and agrees that Netcentives will rely on the accuracy of such records in the transferring of ClickMiles and in the Consumer dispute resolution process. Additionally, Netcentives may request copies of Licensee dispute and operating procedures, and Licensee agrees to notify Netcentives of any changes to such procedures affecting the Program.

o Licensee and Netcentives will maintain, in a secure and confidential manner, an original record, or a complete and legible copy, of every Qualifying Activity completed by a Consumer. Qualifying Activity records shall be contained in files named "audit.dat" and "audit.dat.(mnth).(yr)" and should be kept indefinitely. Such records shall be treated as Confidential Information in accordance with the terms of the Agreement, and shall be provided to Netcentives upon request to settle Consumer disputes. Licensee understands and agrees that Netcentives will rely on the accuracy of such records in the transferring of Points and in the Consumer dispute resolution process. Additionally, Netcentives may request copies of Licensee dispute and operating procedures, and Licensee agrees to notify Netcentives of any changes to such procedures affecting the Program.

o Licensee will maintain Qualifying Activity records named "CURRENCY_TRANSFER" that appear in the database table at Licensee's site.
     Such records will contain, among other things, the consumer's email address, amount of points transferred, promotion ID of the award, and the bill-to postal code of the consumer's credit card used for the Qualifying Activity.

o Licensee will provide and maintain data in a database at Licensee's site in the following tables: NETC_TRANSACTIONS, NETC_TransNotOptIn and NETC_TransItems. The data in these tables shall include the following information relating to each purchase transaction executed at Licensee's site: consumer's email address, date consumer submitted credit card, date credit card was billed, amount of purchase, consumers' bill-to postal code, and the list of SKU codes for items purchased. Such data shall be retained by Licensee for at least six months prior to being archived. Netcentives agrees that no such data shall be removed from Licensee's site.


Error and Dispute Procedures

Licensee and Netcentives agree that they will at all times operate the Program in a manner intended to limit Consumer complaints. Licensee will notify Netcentives of any Consumer complaint or dispute that comes to its attention. Netcentives will investigate all Consumer complaints or disputes related to the Program, and Licensee will cooperate with such investigation to the extent such complaint or dispute is related to Licensee's participation in the Program.

In the event  that a Consumer  complaint  or  dispute  arises out of  Licensee's failure to comply with this Manual or the material terms of the Agreement, Licensee shall be responsible for any money damages or other costs arising out of such complaint or dispute, and shall reimburse Netcentives for any out-of-pocket costs attributable to such complaint or dispute. In the event that a Consumer complaint or dispute arises out of Netcentives' failure to comply with this Manual or the material terms of the Agreement, Netcentives shall be responsible for any money damages or other costs arising out of such


CONFIDENTIAL                         -32-
complaint or dispute, and shall reimburse Licensee for any out-of-pocket costs attributable to such complaint or dispute.


Fraud and Program Abuse

Licensee and Netcentives will take all reasonable actions to investigate potential acts of fraud or abuse. Licensee will cooperate with all reasonable requests of Netcentives concerning investigation and/or prosecution of anyone engaging in, or suspected of engaging in, fraud or abuse, including cooperating with any civil or criminal prosecution.

In the event that Licensee detects any fraud or abuse in relation to the issuance, earning, or redemption of Points, Licensee shall immediately notify Netcentives of such detection. Licensee may at its discretion void a transaction electronically if it reasonably determines that such transaction involves fraud or abuse. Netcentives may at its discretion suspend or cancel a Consumer Account if it suspects fraud or abuse.

Netcentives may from time to time request  Licensee's  cooperation in developing
improved   procedures  for  fraud  and  abuse   detection,   investigation   and
elimination.

Netcentives may suspend any Promotion Accounts and delay the debiting or crediting of any transactions with respect thereto during a pending, good faith investigation into any suspected acts of fraud. Licensee agrees that it shall respond promptly to Netcentives' requests for information relating to such suspected acts of fraud, and shall provide reasonable assistance to Netcentives for the purposes of minimizing such acts of fraud and their operational impact.


Risk Management and Security
Software Installation and Maintenance

Netcentives will provide Client Software and Server Software to be installed on the Client System and Server System, respectively, which will enable the Licensee to submit Deposit Request Messages and Grant Points to Consumers. Usage of the Software will be governed by the Incentives Management System Client Software License Agreement. Netcentives will provide telephone technical support to assist Licensee in its use of the Software. Licensee will install any upgrades to Cryptographic Keys provided by Netcentives within twenty-four (24) hours following delivery by Netcentives to Licensee.

Software Physical and Logical Security

Licensee shall run the Client Software on a designated Client System and run the Server Software on a dedicated Server System. Only applications needed for the proper operation of the Server Software can be run on the Server System. Licensee shall ensure security of these Systems and Software at all times such Systems and Software are stored by the Licensee. Licensee's security system shall contain the following security controls:

|X| Physical security controls isolating the Systems from physical access by anyone not directly authorized to manage the Systems.

|X| Logical access controls that enforce positive control over access to the Systems and Software.

|X|  Code integrity controls that verify the integrity of the Software.

|X| Connectivity controls that ensure that all network connections to the Systems are under the positive control of those personnel with direct responsibility for the security of the Software.


CONFIDENTIAL                        -33-

|X| Physical security controls isolating the Cryptographic Key ignition strings from physical access by anyone not directly authorized to manage such strings. The key ignition strings shall not be stored on any magnetic media or in any electronic form.

|X| All Cryptographic Keys that support security functionality for the Program will be used and stored solely within secure, dedicated Software and Systems.

|X| Positive controls over all Consumer information and data, including, but not limited to, an encrypted system commensurate with SSL for the transfer and receipt of (a) newly assigned Consumer passwords and (b) sign-up and earning data provided by Consumers.

The above-listed security controls shall generate effective audit trails that are secure from modification and unauthorized access, and that may be made available to Netcentives upon request.

All storage and security systems are subject to inspection and approval by Netcentives prior to the delivery of the Software.

Licensee's General Duties
Licensee will, at all times:

a) submit a DRM to Netcentives for any valid request for Points presented by Consumers;

b)   not Grant Points without receiving a DRA;

c) not request a Member Password or any other means of Consumer Account verification on behalf of Netcentives unless agreed upon in writing by Netcentives;

d) not knowingly request a DRA, or knowingly Grant Points to a Consumer Account or New Account, for earning activity which is performed by any person other than the individual for which the request is made;

e) not convert Points into cash or sell Points to Consumers or any other individuals directly for cash;

f) not indicate or suggest in any manner that Netcentives endorses Licensee's products, activities, or services.

g) not impose any extra surcharges, including tax, upon Consumers for participation in the Program other than those permitted under this Manual, the Promotion, or in the Agreement;

h)   make its general policies clear and available to Consumers;

i) Grant Points to Consumers in amounts equal to those originally offered and/or advertised to Consumers at the point of sale under a Qualified Activity;

j) follow the security, fraud prevention and other procedures outlined in this Manual;

k) not impair Netcentives' ability to enforce the terms and conditions of membership in the Program or encourage Members to violate such terms and conditions;

l) comply with applicable laws, rules and regulations with respect to its operations, its marketing and sale of its products or services, and its representation of the Program and Licensee's involvement in the Program.


CONFIDENTIAL                            -34-

Netcentives General Duties
Netcentives will, at all times:

a)   provide a response to all DRMs posted by Licensee to Netcentives;

b) be responsible for accurately crediting Consumer Accounts and debiting Promotion Accounts for Grants requested by the Licensee and authorized by Netcentives;

c) use its best efforts to ensure the secure transmission of data transmitted by Licensee to Netcentives via the Server Software.

d) follow the security, fraud prevention, and other procedures outlined in this Manual;

e)   provide customer service to Members;

f) maintain the Program, and permit Members to realize benefits through redemption of Points earned through participation in the Program and Promotions;

g) comply with applicable laws, rules and regulations with respect to its operation of the Program.


Miscellaneous
Amendments to Manual

Netcentives may from time to time update or modify this Manual, in whole or in part, in its discretion. Any such updates or modifications (the "Modifications") will be effective thirty (30) days following Licensee's receipt of the new version of this Manual. It is Licensee's responsibility to read and comply with any Modifications to the Manual.

Enforcement

Netcentives' failure to exercise or enforce any of its rights under this Manual will not act as a waiver of such rights or of any of its rights under the Agreement.



CONFIDENTIAL                             -35-

                                    EXHIBIT C

                                  BASIC REPORT



WEEKLY REPORT FOR WEEK ENDING Nov ##, 1998 FROM SERVER XXXXXXXXXXXX

*****





* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.


CONFIDENTIAL                              -36-

                                   EXHIBIT D1

                             CONSULTING FEE SCHEDULE



The Agreement provides for services to be delivered by Netcentives up to specified limits of hours worked or deliverables completed. The following fee schedule applies to services ValueStar may contract for beyond those specified in the Agreement:

--------------------------------------------------- --------------------

Service Description                                         Fee
--------------------------------------------------- --------------------
Marketing Consulting Services
--------------------------------------------------- --------------------
Marketing Promotion Consulting                             *****
--------------------------------------------------- --------------------
Strategic Promotion Consulting                             *****
--------------------------------------------------- --------------------
Reward Strategy and Sourcing Consulting                    *****
--------------------------------------------------- --------------------
Web Site Production
--------------------------------------------------- --------------------
HTML production                                            *****
--------------------------------------------------- --------------------
Art production                                             *****
--------------------------------------------------- --------------------
Art direction and design                                   *****
--------------------------------------------------- --------------------
Copy development                                           *****
--------------------------------------------------- --------------------
Partner Integrations
--------------------------------------------------- --------------------
Standard Integration for Merchant Partners            See Exhibit D2
--------------------------------------------------- --------------------
Standard Integration for Suppliers                    See Exhibit D2
--------------------------------------------------- --------------------
Additional Integration Consulting                          *****
--------------------------------------------------- --------------------
Software Integration
--------------------------------------------------- --------------------
Software Integration Project Management                    *****
--------------------------------------------------- --------------------
Software Integration Consulting                            *****
--------------------------------------------------- --------------------

Netcentives will provide services as mutually agreed between ValueStar and Netcentives, subject to resource availability. *****] ValueStar will reimburse Netcentives for all reasonable expenses incurred in providing such services (including, without limitation, travel, travel time and lodging expenses).


* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.


                                   EXHIBIT D2

                                  SERVICE FEES

--------------------- ------------------------------------------ ------------------------- ---
Service               Definition                                 Price
--------------------- ------------------------------------------ ------------------------- ---
Standard Customer     Up to ***** contacts per *****             *****
Service               transactions
--------------------- ------------------------------------------ ------------------------- ---
Extended Customer     Above ***** contacts per *****             *****
Service               transactions
----------------------------------------------------------------------------------------------
Customer  service  metrics  and fees and  calculated  based on a  quarterly  average and billed quarterly.  Payments due net 30. More  frequent  updates  about  customer  service  metrics (as frequently as monthly) are available from your account manager upon request.  Transactions  are defined as any earning or redemption  activity in the ValueStar Program. A "contact" is defined as an email or other response that is generated by Netcentives'  customer service department in response  to or as a  result  of any  ValueStar-specific  inquiry  made by a  consumer  that is prompted by ValueStar's  action,  ValueStar's  failure to perform a necessary  action or issues relating to the ValueStar Program.
----------------------------------------------------------------------------------------------
--------------------- ------------------------------------------ ------------------------- ---
Standard Reversals    Using RewardBroker architecture            *****
--------------------- ------------------------------------------ ------------------------- ---
Non-Standard          Using means other than RewardBroker        *****
Reversals             architecture
--------------------- ------------------------------------------ ------------------------- ---
Reversal fees will be calculated and billed quarterly. Payments due net 30.
----------------------------------------------------------------------------------------------
--------------------- ------------------------------------------ ------------------------- ---
New  Partner          o    Up  to *****  hours  for Standard     *****
Integrations (in           Integration, set-up, and training
excess of included                                               *****
Partner
Integrations)
--------------------- ------------------------------------------ ------------------------- ---
Reward Broker         Annual Maintenance Fee for Software        *****
Maintenance Fee
--------------------- ------------------------------------------ ------------------------- ---
Web Deposit Service   Monthly Maintenance/Service Fee            *****
Fee
----------------------------------------------------------------------------------------------
Setup and maintenance fees billed monthly.  Payment due net 30.
----------------------------------------------------------------------------------------------
--------------------- ------------------------------------------ ------------------------- ---
Merchant Center       Access to Online Reporting                 *****
--------------------- ------------------------------------------ ------------------------- ---


* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.







CONFIDENTIAL                          -38-

                                    EXHIBIT E

                  NETCENTIVES INC. INCENTIVES MANAGEMENT SYSTEM

                        CLIENT SOFTWARE LICENSE AGREEMENT

This license agreement (the "License") authorizes ValueStar Corporation (the "Licensee") to use the Licensed Software (as defined below) and related documentation subject to the conditions set forth below. Please read this Agreement carefully before installing the Licensed Software. By downloading, installing and/or using the Licensed Software, Licensee agrees to be bound by the terms and conditions stated below. If Licensee does not agree to all the terms and conditions of this Agreement, Licensee may not download, install, or use the Licensed Software.

1. DEFINITIONS. As used in this Agreement, the term "Licensed Software" means the Netcentives Inc. Incentives Management Services Client Software, in object code form only, made available to Licensee for download or otherwise provided to Licensee by Netcentives in connection with the ValueStar Program, and any documentation provided therewith. The term "Licensed Software" shall also include source code solely to the extent Netcentives makes source code available to Licensee. The term "Agreement" means the Incentives Management Program Agreement between ValueStar and Netcentives. Capitalized terms not defined herein shall have the meanings given them in the Agreement.

2. INTELLECTUAL PROPERTY AND TITLE. All title in and intellectual property rights related to the Licensed Software are owned by and retained by Netcentives and its licensors, and its structure, organization, and underlying source code are the valuable trade secrets of Netcentives and its licensors. Licensee acknowledges that no title to the intellectual property in the Licensed Software is transferred to Licensee, and Licensee will not acquire any rights to the Licensed Software except for the license as set forth herein. Netcentives reserves all rights not expressly granted herein.

3. LICENSE AND USE. Netcentives hereby grants to Licensee a nonexclusive, nontransferable license, without the right to sublicense, (i) to install the Licensed Software onto a computer hard disk or other permanent storage media of one (1) computer and to load the Licensed Software from the permanent storage media into a central processing unit for purposes of executing the Licensed Software for the sole purpose of participating in the ValueStar Program and performing its obligations related thereto, and (ii) to use, modify, and incorporate into Licensee's software or systems, the source code made available to Licensee by Netcentives for the sole purpose of customizing the Licensed Software for Licensee's systems. Licensee may not copy, modify, make derivative works of, or distribute the Licensed Software, except: Licensee may make one (1) copy of the Licensed Software on magnetic media as an archival back-up copy. Licensee must reproduce and include all copyright, trademark, and other proprietary notices of Netcentives with any copies Licensee makes of the Licensed Software. Licensee's agents shall be entitled to exercise the rights granted under this Section 3 on Licensee's behalf, provided that any such agent(s) agree in writing to be bound by the terms of this License.


CONFIDENTIAL                          -39-

4. OTHER RESTRICTIONS. The Licensed Software is owned by Netcentives and its licensors and is protected by United States copyright laws and international treaty provisions. Licensee may not copy, export, re-export, sublicense, rent, lease, or distribute the Licensed Software except as expressly permitted under this License. Licensee may not reverse engineer, reverse compile, or disassemble the Licensed Software.

5. SUPPORT. Netcentives will provide telephone and e-mail technical support to Licensee with regard to Licensee's use of the Licensed Software during Netcentives' regular business hours.

6. ERRORS AND BUG FIXES. Licensee agrees to notify Netcentives of any errors, bugs, or defects in the Licensed Software promptly upon discovery thereof. Netcentives will use its reasonable commercial efforts to fix any such errors, bugs, or defects.

7. UPGRADES. Netcentives intends to create and provide to Licensee enhancements, updates, and/or upgrades to the Licensed Software, but is under no obligation to do so. Licensee agrees to download and install any such enhancements, updates, and/or upgrades within (30) days following receipt of notice from Netcentives that such enhancements, updates, and/or upgrades are available for download by Licensee.

8. SECURITY AND INSPECTION. Licensee agrees that at all times Licensee will comply with the physical and logical security obligations related to the Licensed Software set forth in the Policy Manual provided to Licensee by Netcentives. Licensee agrees to permit Netcentives, its agents, or employees, upon reasonable notice and during regular business hours, to inspect all premises under Licensee's control where the Licensed Software is copied, used or stored, for the sole purpose of verifying compliance with this License.

9. CONFIDENTIALITY. Licensee hereby acknowledge that the Licensed Software contains Netcentives' confidential and proprietary information. Licensee hereby agrees that as to any of the Licensed Software believed by Licensee or identified to Licensee by Netcentives as being confidential or proprietary, Licensee will keep such Licensed Software, or portion thereof, in strict confidence and will not reveal it to anyone unless Licensee is required to disclose it by order of a judicial tribunal or government agency. Notwithstanding any failure to so identify it, any source code made available to Licensee by Netcentives shall be deemed confidential and proprietary information.

10. TERMINATION. This License is effective until terminated. Licensee may terminate this License at any time with notice to Netcentives. Licensee's license rights will automatically terminate immediately without notice if (i) Licensee fails to comply with any material provision of this License, or (ii) the Agreement expires or is terminated for any reason. In the event of termination, Licensee must destroy the original and all copies of the Licensed Software.



CONFIDENTIAL                            -40-

11.  WARRANTIES.

         (A) LIMITED WARRANTY. Netcentives warrants and represents to Licensee that: (a) for a period of ninety (90) days from delivery, the Licensed Software, when used for the purpose and in the manner specifically authorized by the Agreement, shall perform as described in its documentation; and (b) the media on which the Licensed Software is recorded shall be free from defects in materials and workmanship under normal use for a period of ninety (90) days following delivery. This limited warranty shall not apply if the Licensed Software has been: (i) altered or modified except by or at the written direction of Netcentives; (ii) used in a hardware or operating system environment that has not been approved by Netcentives, or (iii) subjected to negligence, or computer or electrical malfunction. In the event of a breach of the express limited warranties set forth above, Licensee's sole and exclusive remedy, and Netcentives sole and exclusive liability shall be, at Netcentives' option, repair or replacement of the Licensed Software.

         (B) WARRANTY DISCLAIMER. EXCEPT FOR THE EXPRESS LIMITED WARRANTIES SET FORTH IN SUBSECTION (A) ABOVE, NETCENTIVES AND ITS LICENSORS DISCLAIM ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LICENSED SOFTWARE. NETCENTIVES DOES NOT WARRANT THAT THE OPERATION OF THE LICENSED SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE.

12. LIMITATION OF LIABILITY. IN NO EVENT WILL NETCENTIVES OR ITS LICENSORS BE LIABLE FOR ANY LOST PROFITS, LOST DATA, OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY, SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, OR INCIDENTAL DAMAGES, ARISING OUT OF THE USE OF THE LICENSED SOFTWARE OR THIS LICENSE, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF ANY ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

13. INJUNCTION. In the event that any Licensed Software is, or in Netcentives' sole opinion is likely to be, enjoined due to infringement, Netcentives, at its option and expense, may either (i) modify the Licensed Software so that it becomes noninfringing, (ii) replace the Licensed Software with functionally equivalent non-infringing software, or (iii) if the foregoing alternatives are not reasonably available to Netcentives, accept return of the Licensed Software and terminate this License.

14. SOLE LIABILITY AND REMEDY. THE FOREGOING SECTIONS 12 AND 13 STATE THE ENTIRE LIABILITY AND OBLIGATION OF NETCENTIVES AND LICENSEE'S EXCLUSIVE REMEDY, WITH RESPECT TO ANY ALLEGED OR ACTUAL INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, OR TRADEMARKS BY THE LICENSED SOFTWARE.


CONFIDENTIAL                          -41-

15. GOVERNING LAW. This License shall be construed and interpreted according to the laws of the State of California, without regard for conflicts of law provisions.

16. EXPORT RESTRICTIONS. Licensee acknowledges that any obligation of Netcentives to provide the Licensed Software under this License shall be subject in all respects to all United States laws and regulations governing the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States. Licensee shall not export, directly or indirectly, any Licensed Software or related information without first obtaining all required licenses and approvals from the appropriate government agencies.

17. GENERAL. This License constitutes the full and complete understanding of the parties with respect to the subject matter herein and may not be altered or modified, except by written consent of both parties. If any provision of this License is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this License will remain in full force and effect.

AGREED AND ACCEPTED:

ValueStar Corporation:                                Date:
                      -----------------------              ---------------------

By:
   ---------------------------------------

Print Name:
            ------------------------------

Title:
      ------------------------------------







CONFIDENTIAL                              -42-


                                                        EXHIBIT F

                                                 STANDARD PROMOTION TYPES

-------------------------- ----------------------------- --------------------------- -----------------------------------
Promotion Type             Marketing Objective           Qualifying Activity         Example
-------------------------- ----------------------------- --------------------------- -----------------------------------
*****                      *****                         *****                       *****
-------------------------- ----------------------------- --------------------------- -----------------------------------
*****                      *****                         *****                       *****
-------------------------- ----------------------------- --------------------------- -----------------------------------
*****                      *****                         *****                       *****
-------------------------- ----------------------------- --------------------------- -----------------------------------
*****                      *****                         *****                       *****
                           ----------------------------- --------------------------- -----------------------------------
*****                      *****                         *****                       *****
-------------------------- ----------------------------- --------------------------- -----------------------------------
*****                      *****                         *****                       *****
                           ----------------------------- --------------------------- -----------------------------------
*****                      *****                         *****                       *****
-------------------------- ----------------------------- --------------------------- -----------------------------------
*****                      *****                         *****                       *****
-------------------------- ----------------------------- --------------------------- -----------------------------------
*****                      *****                         *****                       *****
-------------------------- ----------------------------- --------------------------- -----------------------------------
*****                      *****                         *****                       *****
-------------------------- ----------------------------- --------------------------- -----------------------------------
*****                      *****                         *****                       *****
-------------------------- ----------------------------- --------------------------- -----------------------------------





* PORTIONS OF THIS EXHIBIT  DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR  CONFIDENTIAL  TREATMENT)
AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.


CONFIDENTIAL                                            -43-

                                    EXHIBIT G

                          EXAMPLE OF SUPPLIER CONTRACT



                                                                    [Date, 2000]

Name
Address

Dear Name:

This letter agreement (the "Letter") sets forth the understanding between Netcentives Inc. ("Netcentives") and SUPPLIER ("SUPPLIER") regarding the purchase and sale of items for Netcentives' online rewards catalogs. Please indicate your acceptance of the terms and conditions set forth below by having a copy of this Letter executed on behalf of SUPPLIER, and returning to Netcentives a signed original.

General Scope of Agreement. Netcentives operates Internet-based incentives programs, (the "Programs") for itself and certain third parties ("Netcentives' Clients"). SUPPLIER is in the business of _____________. SUPPLIER has formed relationships with manufacturers (the "Manufacturers") of various products for the purchase and shipping of such products to consumers. Pursuant to this Letter, Netcentives shall have the right to include specific products from SUPPLIER in one or more of Netcentives' online rewards catalog(s), and SUPPLIER shall sell such products to Netcentives and arrange for the shipping of such products to members of the Program(s). Netcentives shall pay for such products that have been redeemed by members of the Program(s) at the time the redemption is made.

1) Term. This Letter will become effective as of [Date, 2000] and shall remain effective for one (1) year (the "Initial Term"). The Letter shall automatically renew for an additional one year at the end of the Initial Term (the "Extension Term"), unless terminated by either party in writing prior to the end of the Initial Term.

2) Exclusivity. Netcentives shall be the exclusive point-based loyalty, incentives, and reward program partner for SUPPLIER, for the term of this Letter. As such, SUPPLIER agrees to supply its products to no online rewards catalogs other than those operated by Netcentives.

3) Products. Netcentives shall have the right to purchase from SUPPLIER specific products (the "Products") to be mutually agreed upon by the parties. SUPPLIER shall supply information about each Product (the "Product Information") as specified in Exhibit A, including without limitation the price, warranty information, product features, manufacturer name and logos (the "Manufacturer Marks"), and a photograph or drawing appropriate for catalog publication. SUPPLIER shall ensure that consumers ordering such Products through Netcentives shall receive a manufacturer's warranty and customer service level which is at least as favorable as those provided to SUPPLIER's direct customers.

4) Customer Service. SUPPLIER shall ensure that consumers ordering such Products through the Program(s) shall receive a customer service level which is at least as favorable as that provided to SUPPLIER's direct customers. SUPPLIER agrees to respond to inquiries from Netcentives within one (1) business day in order to enable Netcentives to respond to inquiries from participants in the Program(s) in a timely manner.

5) Standard Integration. SUPPLIER and Netcentives shall comply with all Redemption Partner Integration practices as outlined in Exhibit A.

6) Orders and Shipping. On a regular, mutually agreed upon schedule, Netcentives shall deliver orders to SUPPLIER in a format to be mutually agreed upon by the parties, as described in Exhibit A. Such orders shall include, without limitation, the name and quantity of the Product to be shipped, and the name and shipping address of the consumer to whom the Product should be shipped. SUPPLIER agrees to ship, or cause the applicable Manufacturer to ship, the applicable Product to the consumer named in such orders at the shipping address provided by Netcentives, within three (3) business days of receipt of Netcentives' order. SUPPLIER agrees to send a confirmation email to the consumer when the order is



CONFIDENTIAL                            -44-
shipped, as outlined in Exhibit A. SUPPLIER also agrees to send a response file to Netcentives as outlined in Exhibit A indicating successfully shipped orders and errors.

7) Returns. SUPPLIER shall accept the return of a Product only in the event that the Product is damaged or defective. In the event that a consumer returns a damaged or defective Product, SUPPLIER shall, or shall cause the applicable Manufacturer to, provide the consumer with a new Product. SUPPLIER shall ensure that the applicable Manufacturer also abides by this Paragraph.

8) Out of Stock Inventory. SUPPLIER shall be responsible for notifying Netcentives at least ten (10) business days prior to when a Product will be out of stock ("Out of Stock Notification"). In the event that SUPPLIER fails to deliver Out of Stock Notification to Netcentives and a consumer redeems points for such Product, SUPPLIER must agree to offer the consumer the choice of the following options ("Out of Stock Alternatives"): (1) an alternative Product of equal or greater value at no additional charge to the consumer or to Netcentives, (2) the requested Product to be shipped at a specified later date at no additional charge to the consumer or to Netcentives, or (3) cancellation of the redemption request. In the event that the consumer selects Out of Stock Alternative #3 (cancellation of the redemption request), SUPPLIER shall pay
Netcentives a $45 per Product processing fee. In the event that SUPPLIER is required to offer the Out of Stock Alternatives in three (3) or more instances, Netcentives has the right to terminate this Letter.

9) Price. For each Product selected by Netcentives, SUPPLIER will provide Netcentives with an officer's certificate stating the direct cost of goods to SUPPLIER (the "Cost") of such Product, the retail price of such Product on the SUPPLIER web site (the "Retail Price"), and the shipping cost of such Product. Such officer's certificate will be addressed to the Controller of Netcentives, with a copy to the Chief Financial Officer of Netcentives. SUPPLIER will notify Netcentives of any change. The price to Netcentives for merchandise shall be __________ All taxes associated with the fulfillment of the Products shall be the responsibility of SUPPLIER. Nothing in this Supply Agreement shall limit Netcentives' right to set the redemption price of the Products in the rewards catalogs at its sole discretion.

10) Shipping Costs. SUPPLIER shall be responsible for 100% of the shipping costs for items redeemed in the Programs.

12) Payment. SUPPLIER shall invoice Netcentives monthly for Products ordered and shipped. Payment for such invoices shall be due within thirty (30) days of Netcentives' receipt of SUPPLIER's invoice.

13) Trademarks. SUPPLIER hereby grants to Netcentives a limited, non-exclusive, nontransferable license, without the right to sublicense, to use, reproduce, display, and transmit the Manufacturer Marks in Netcentives' promotional materials and on any Netcentives, ClickRewards or Netcentives' Clients' web sites, and any co-branded or mirror web site of any of the foregoing; provided, however, that (a) any use of the Manufacturer Marks shall be for the sole purposes of promoting one or more of the Program(s), or reflecting the availability of the Products as incentive awards in one or more of the Program(s).

14) Confidential Information.

     (A) "Confidential Information" shall mean any Netcentives' or Netcentives' Clients' consumer order information or identifying information (including, without limitation, consumer names and shipping addresses) or other information including, but not limited to, that which relates to research, product plans, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, marketing or finances of or relating to
Netcentives, which is (a) reasonably understood to be confidential or proprietary, (b) designated in writing to be confidential or proprietary, or (c) if given orally, confirmed promptly in writing as having been disclosed as confidential or proprietary, provided, however, that information shall not be deemed to be Confidential Information if such information is generally known by or available to the public, or is known by SUPPLIER at the time of disclosure.

     (B) SUPPLIER agrees not to use any Confidential Information disclosed to it by Netcentives for its own use or for any purpose except to carry out the undertaking of its obligations under this Letter. SUPPLIER will not disclose any Confidential Information of Netcentives to third parties or to employees of SUPPLIER except (1) employees who are required to have the information in order to carry out SUPPLIER's obligations under this Letter, and (2) manufacturers of the Products to be shipped to


CONFIDENTIAL                           -45-

Consumers, if necessary for such shipping. SUPPLIER agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information. SUPPLIER agrees to notify Netcentives in writing of any misuse or misappropriation of Confidential Information of Netcentives which may come to SUPPLIER's attention.

     (C) The foregoing commitments of SUPPLIER shall survive any termination this agreement and shall continue for a period of two (2) years following the date of this Letter.

     (D) SUPPLIER agrees that the obligations of SUPPLIER provided herein are necessary and reasonable in order to protect Netcentives and its business, and SUPPLIER expressly agrees that monetary damages would be inadequate to compensate Netcentives for any breach by SUPPLIER of its covenants and agreements set forth herein. Accordingly, SUPPLIER agrees and acknowledges that any such violation or threatened violation will cause irreparable injury Netcentives and that, in addition to any other remedies that may be available, in law, in equity or otherwise, Netcentives shall be entitled to obtain injunctive relief against the threatened breach of this agreement or the continuation of any such breach by SUPPLIER, without the necessity of proving actual damages.

15) Indemnification. SUPPLIER shall indemnify, defend and hold harmless Netcentives, its officers, directors and employees from any claims, losses, attorney's fees, damages, liabilities, costs, expenses, or suits for injury to any person, damage to or loss of property, or any other claim arising out of or resulting from (a) any act or omission of SUPPLIER, its employees, or subcontractors, or (b) the breach of any representation, warranty, or covenant by SUPPLIER contained herein. Notwithstanding the foregoing, in no event shall SUPPLIER be responsible for injuries or events which are solely a result of the gross negligence of Netcentives.

16) Representations and Warranties of Each Party. Each party to this Letter represents and warrants to the other that (a) such party has the full corporate right, power, and authority to enter into this Letter and perform the acts required of it hereunder, (b) the execution of this Letter by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement to which such party is a party or by which it is otherwise bound, and (c) when executed and delivered by such party, this Letter will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

17) Representations and Warranties of SUPPLIER. SUPPLIER represents and warrants that: (i) the Product Information set forth on Exhibit A is complete and accurate; and (ii) SUPPLIER owns, or has obtained all necessary rights to sublicense to Netcentives as set forth in this Letter, the Manufacturer Marks.

18) Independent Contractors. The relationship of Netcentives and SUPPLIER established by this Letter is that of independent contractors, and nothing contained in this Letter shall be construed to constitute the parties as agents, partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

19) Notices. All notices and demands hereunder shall be in writing and shall be delivered by personal service or by facsimile, certified or registered mail, or return receipt express courier to the address of the receiving party set forth on the signature page of this Letter, or to any other address of the receiving party designated by written notice in accordance with this paragraph.

20) Waiver, Amendment and Modification. No waiver, amendment or modification of any provision hereof shall be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No failure by either party to exercise and no delay by either party in exercising any right, power or remedy with respect to the obligations secured hereby shall operate as a subsequent waiver of any such right, power or remedy.

21) Assignment. Each of the parties agrees that its rights and obligations under this Letter may not be transferred or assigned directly or indirectly without the prior written consent of the other party, and any assignment make without such consent shall be void; provided, however, that such consent shall not be required for an assignment of this contract pursuant to a merger, sale of substantially all of the assets, or sale of all of the outstanding stock of either party. This Letter shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

22) Severability. In the event that any of the provisions of this Letter shall be held by a court of competent jurisdiction to be unenforceable, such provision will be enforced to the maximum extent


CONFIDENTIAL                             -46-
permissible and the remaining portions of this Letter shall remain in full force and effect. The parties agree to negotiate in good faith a substitute, valid and enforceable provision that most nearly effects the parties' intent and to be bound by the mutually agreed substitute provision.

23) Force Majeure. Neither party shall be responsible for any failure to perform due to unforeseen circumstances or to causes beyond its control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, shortages of transportation facilities, fuel, energy, labor or materials or failures of telecommunications or electrical power supplies. A party whose performance is affected by a force majeure condition shall be excused from such performance to the extent required by the force majeure condition so long as such party takes all reasonable steps to avoid or remove such causes of nonperformance and immediately continues performance whenever and to the extent such causes are removed.

24) Entire Agreement; Amendment. This Letter, together with the Exhibit, constitutes the final and entire agreement between the parties and may not be modified or amended except by a writing signed by both of the parties.

25) Additional Matters. The headings and captions used in this Letter are for convenience only, and shall not in any way affect the interpretation of the provisions of this Letter. This Letter may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument and shall be governed by and construed in accordance with the laws of the State of California, without reference to conflict of laws provisions thereof.



CONFIDENTIAL                             -47-

AGREED AND ACCEPTED:

NETCENTIVES INC.
690 Fifth Street
San Francisco, CA 94107



-------------------------
By:
Title:


SUPPLIER
Address


-------------------------
By:
Title:







CONFIDENTIAL                              -48-

                                    EXHIBIT A
                            PRODUCT INFORMATION SHEET



Product Name and Description:

Product Specifications and Features:

Product Warranty Information:

Manufacturer Name:

Product Price:

Estimated Shipping Time from Date of Order:

Special Terms and Conditions:

Manufacturer Mark Authorized for Use on _________________ Site:

Product Photograph:




CONFIDENTIAL                               -49-

                                    EXHIBIT H

                            MERCHANT SOFTWARE LICENSE

This license agreement (the "Agreement") authorizes you (the "Licensee") to use the Licensed Software (as defined below) and related documentation subject to the conditions set forth below. Please read this Agreement carefully before installing the Licensed Software. By downloading, installing and/or using the Licensed Software, Licensee agrees to be bound by the terms and conditions stated below. If Licensee does not agree to all the terms and conditions of this Agreement, Licensee may not download, install, or use the Licensed Software.

1. DEFINITIONS. As used in this Agreement, the term "Licensed Software" means the Netcentives Inc. Incentives Management Services Client Software, in object code form only, made available to Licensee for download or otherwise provided to Licensee by Netcentives in connection with the ValueStar Program, and any documentation provided therewith. The term "Licensed Software" shall also include source code solely to the extent Netcentives makes source code available to Licensee. The term "Merchant Agreement" means the agreement between Licensee and ValueStar governing Licensee's participation in the ValueStar Program.

2. INTELLECTUAL PROPERTY AND TITLE. All title in and intellectual property rights related to the Licensed Software are owned by and retained by Netcentives and its licensors, and its structure, organization, and underlying source code are the valuable trade secrets of Netcentives and its licensors. Licensee acknowledges that no title to the intellectual property in the Licensed Software is transferred to Licensee, and Licensee will not acquire any rights to the Licensed Software except for the license as set forth herein. Netcentives reserves all rights not expressly granted herein.

3. LICENSE AND USE. Netcentives hereby grants to Licensee a nonexclusive, nontransferable license, without the right to sublicense, (i) to install the Licensed Software onto a computer hard disk or other permanent storage media of one (1) computer and to load the Licensed Software from the permanent storage media into a central processing unit for purposes of executing the Licensed Software for the sole purpose of participating in the ValueStar Program and performing its obligations related thereto, and (ii) to use, modify, and incorporate into Licensee's software or systems, the source code made available to Licensee by Netcentives for the sole purpose of customizing the Licensed Software for Licensee's systems. Licensee may not copy, modify, make derivative works of, or distribute the Licensed Software, except: Licensee may make one (1) copy of the Licensed Software on magnetic media as an archival back-up copy. Licensee must reproduce and include all copyright, trademark, and other proprietary notices of Netcentives with any copies Licensee makes of the Licensed Software. Licensee's agents shall be entitled to exercise the rights granted under this Section 3 on Licensee's behalf, provided that any such agent(s) agree in writing to be bound by the terms of this Agreement.

4. OTHER RESTRICTIONS. The Licensed Software is owned by Netcentives and its licensors and is protected by United States copyright laws and international treaty provisions. Licensee may not copy, export, re-export, sublicense, rent, lease, or distribute the Licensed Software except as expressly permitted under this Agreement. Licensee may not reverse engineer, reverse compile, or disassemble the Licensed Software.


CONFIDENTIAL                             -50-

5. SUPPORT. Netcentives will provide telephone and e-mail technical support to Licensee with regard to Licensee's use of the Licensed Software during Netcentives' regular business hours.

6. ERRORS AND BUG FIXES. Licensee agrees to notify Netcentives of any errors, bugs, or defects in the Licensed Software promptly upon discovery thereof. Netcentives will use its reasonable commercial efforts to fix any such errors, bugs, or defects.

7. UPGRADES. Netcentives intends to create and provide to Licensee enhancements, updates, and/or upgrades to the Licensed Software, but is under no obligation to do so. Licensee agrees to download and install any such enhancements, updates, and/or upgrades within (30) days following receipt of notice from Netcentives that such enhancements, updates, and/or upgrades are available for download by Licensee.

8. SECURITY AND INSPECTION. Licensee agrees that at all times Licensee will comply with the physical and logical security obligations related to the Licensed Software set forth in the Policy Manual provided to Licensee by ValueStar. Licensee agrees to permit Netcentives, its agents, or employees, upon reasonable notice and during regular business hours, to inspect all premises under Licensee's control where the Licensed Software is copied, used or stored, for the sole purpose of verifying compliance with this Agreement.

9. CONFIDENTIALITY. Licensee hereby acknowledge that the Licensed Software contains Netcentives' confidential and proprietary information. Licensee hereby agrees that as to any of the Licensed Software believed by Licensee or identified to Licensee by Netcentives as being confidential or proprietary, Licensee will keep such Licensed Software, or portion thereof, in strict confidence and will not reveal it to anyone unless Licensee is required to disclose it by order of a judicial tribunal or government agency. Notwithstanding any failure to so identify it, any source code made available to Licensee by Netcentives shall be deemed confidential and proprietary information.

10. TERMINATION. This Agreement is effective until terminated. Licensee may terminate this Agreement at any time with notice to Netcentives. Licensee's license rights will automatically terminate immediately without notice if (i) Licensee fails to comply with any material provision of this Agreement, (ii) the Merchant Agreement expires or is terminated for any reason; or the Agreement between Netcentives and ValueStar expires or is terminated for any reason. In the event of termination, Licensee must destroy the original and all copies of the Licensed Software.

11.  WARRANTIES.


CONFIDENTIAL                               -51-

         (A) LIMITED WARRANTY. Netcentives warrants and represents to Licensee that: (a) for a period of ninety (90) days from delivery, the Licensed Software, when used for the purpose and in the manner specifically authorized by the Merchant Agreement, shall perform as described in its documentation; and (b) the media on which the Licensed Software is recorded shall be free from defects in materials and workmanship under normal use for a period of ninety (90) days following delivery. This limited warranty shall not apply if the Licensed Software has been: (i) altered or modified except by or at the written direction of Netcentives; (ii) used in a hardware or operating system environment that has not been approved by Netcentives, or (iii) subjected to negligence, or computer or electrical malfunction. In the event of a breach of the express limited warranties set forth above, Licensee's sole and exclusive remedy, and Netcentives sole and exclusive liability shall be, at Netcentives' option, repair or replacement of the Licensed Software.

         (B) WARRANTY DISCLAIMER. EXCEPT FOR THE EXPRESS LIMITED WARRANTIES SET FORTH IN SUBSECTION (A) ABOVE, NETCENTIVES AND ITS LICENSORS DISCLAIM ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LICENSED SOFTWARE. NETCENTIVES DOES NOT WARRANT THAT THE OPERATION OF THE LICENSED SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE.

12. LIMITATION OF LIABILITY. IN NO EVENT WILL NETCENTIVES OR ITS LICENSORS BE LIABLE FOR ANY LOST PROFITS, LOST DATA, OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY, SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, OR INCIDENTAL DAMAGES, ARISING OUT OF THE USE OF THE LICENSED SOFTWARE OR THIS AGREEMENT, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF ANY ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

13. INJUNCTION. In the event that any Licensed Software is, or in Netcentives' sole opinion is likely to be, enjoined due to infringement, Netcentives, at its option and expense, may either (i) modify the Licensed Software so that it becomes noninfringing, (ii) replace the Licensed Software with functionally equivalent non-infringing software, or (iii) if the foregoing alternatives are not reasonably available to Netcentives, accept return of the Licensed Software and terminate this Agreement.

14. SOLE LIABILITY AND REMEDY. THE FOREGOING SECTION 12 AND 13 STATE THE ENTIRE LIABILITY AND OBLIGATION OF NETCENTIVES AND LICENSEE'S EXCLUSIVE REMEDY, WITH RESPECT TO ANY ALLEGED OR ACTUAL INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, OR TRADEMARKS BY THE LICENSED SOFTWARE.

15. GOVERNING LAW. This Agreement shall be construed and interpreted according to the laws of the State of California, without regard for conflicts of law provisions.


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



16. EXPORT RESTRICTIONS. Licensee acknowledges that any obligation of Netcentives to provide the Licensed Software under this Agreement shall be subject in all respects to all United States laws and regulations governing the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States. Licensee shall not export, directly or indirectly, any Licensed Software or related information without first obtaining all required licenses and approvals from the appropriate government agencies.

17. GENERAL. This Agreement constitutes the full and complete understanding of the parties with respect to the subject matter herein and may not be altered or modified, except by written consent of both parties. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this Agreement will remain in full force and effect.

AGREED AND ACCEPTED:

Company Name:                                    Date:
             ---------------------------              ---------------------

By:
   -------------------------------------

Print Name:
            ----------------------------

Title:
      ----------------------------------









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


                                    EXHIBIT I

                             VALUESTAR DELIVERABLES

                           TO BE DELIVERED BY 5-12-00
















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


                                    EXHIBIT J

                        DIRECT COMPETITORS OF NETCENTIVES



                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****
                                      *****


* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.





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


                                    EXHIBIT K

                         DIRECT COMPETITORS OF VALUESTAR



*****,  *****,  *****,
*****,  *****,  *****,  *****,  *****,  *****,  *****,
*****






* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.




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


                                    EXHIBIT L

                       IMPLEMENTATION AND LAUNCH SCHEDULE



            Task Name            Duration              Start         Finish
******                           ******                *****          *****
******                           ******                *****          *****
******                           ******                *****          *****








* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.





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


                                                                   Page 59 of 58




                                    EXHIBIT M

                        VALUESTAR PROGRAM SPECIFICATIONS



To be delivered by 5-12-00















CONFIDENTIAL                              -58-